 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 7, 1998

                                         SECURITIES ACT FILE NO. 333-42055

                                 INVESTMENT COMPANY ACT FILE NO. 811-08543
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                --------------
                                   FORM N-2
[X]         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[X]                  PRE-EFFECTIVE AMENDMENT NO. 1
[_]                     POST-EFFECTIVE AMENDMENT NO.
                                    AND/OR
[X]     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[X]                         AMENDMENT NO. 1
                       (CHECK APPROPRIATE BOX OR BOXES)

                                --------------
                     MUNIHOLDINGS FLORIDA INSURED FUND II
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                --------------
                            800 SCUDDERS MILL ROAD
                         PLAINSBORO, NEW JERSEY 08536
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                --------------
                                (609) 282-2800
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                --------------
                                 ARTHUR ZEIKEL
                     MUNIHOLDINGS FLORIDA INSURED FUND II
             800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY 08536
       MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                --------------
                                  COPIES TO:
       PATRICK D. SWEENEY, ESQ.                 FRANK P. BRUNO, ESQ.
      FUND ASSET MANAGEMENT, L.P.                 BROWN & WOOD LLP
             P.O. BOX 9011                     ONE WORLD TRADE CENTER
   PRINCETON, NEW JERSEY 08543-9011         NEW YORK, NEW YORK 10048-0557

                                --------------
APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

                                --------------

  If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434 under the Securities Act, please check the following box. [_]

                                --------------

       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
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
                                                                                PROPOSED
                                                                  PROPOSED      MAXIMUM
                                                 AMOUNT           MAXIMUM      AGGREGATE    AMOUNT OF
                 TITLE OF                         BEING        OFFERING PRICE   OFFERING   REGISTRATION
       SECURITIES BEING REGISTERED             REGISTERED         PER UNIT      PRICE(2)      FEE(3)
-------------------------------------------------------------------------------------------------------
Shares of Beneficial Interest ($.10 par
value).................................... 7,705,000 shares(1)     $15.00     $115,575,000   $39,178

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

(1) Includes 1,005,000 shares subject to the Underwriter's over-allotment option.

(2) Estimated solely for the purpose of calculating the registration fee.

(3) Transmitted to the designated lockbox at Mellon Bank in Pittsburgh, PA. $303 was previously paid. $38,875 was transmitted in connection with this filing.

-------------------------------------------------------------------------------
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

                      MUNIHOLDINGS FLORIDA INSURED FUND II

                             CROSS REFERENCE SHEET

ITEM NUMBER, FORM N-2                   CAPTION IN PROSPECTUS
---------------------                   ---------------------
PART A--INFORMATION REQUIRED IN A PROSPECTUS
 1.Outside Front Cover Page............ Outside Front Cover Page
 2.Inside Front and Outside Back Cover
     Pages............................. Inside Front and Outside Back Cover
                                        Pages; Underwriting
 3.Fee Table and Synopsis.............. Prospectus Summary; Fee Table
 4.Financial Highlights................ Not Applicable
 5.Plan of Distribution................ Prospectus Summary; Net Asset Value;
                                        Underwriting
 6.Selling Shareholders................ Not Applicable
 7.Use of Proceeds..................... Use of Proceeds; Investment Objective
                                        and Policies
 8.General Description of the
     Registrant........................ Prospectus Summary; The Fund;
                                        Investment Objective and Policies;
                                        Risks and Special Considerations of
                                        Leverage; Investment Restrictions;
                                        Dividends and Distributions; Automatic
                                        Dividend Reinvestment Plan; Mutual Fund
                                        Investment Option
 9.Management.......................... Trustees and Officers; Investment
                                        Advisory and Management Arrangements;
                                        Custodian; Transfer Agent, Dividend
                                        Disbursing Agent and Registrar
10.Capital Stock, Long-Term Debt, and
     Other Securities.................. Description of Shares
11.Defaults and Arrears on Senior
     Securities........................ Not Applicable
12.Legal Proceedings................... Not Applicable
13.Table of Contents of the Statement
     of Additional Information......... Not Applicable
PART B--INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION
14.Cover Page.......................... Not Applicable
15.Table of Contents................... Not Applicable
16.General Information and History..... Not Applicable
17.Investment Objective and Policies... Prospectus Summary; Investment
                                        Objective and Policies; Investment
                                        Restrictions
18.Management.......................... Trustees and Officers; Investment
                                        Advisory and Management Arrangements
19.Control Persons and Principal        Investment Advisory and Management
     Holders of Securities............. Arrangements
20.Investment Advisory and Other        Investment Advisory and Management
     Services.......................... Arrangements; Custodian; Underwriting;
                                        Transfer Agent, Dividend Disbursing
                                        Agent and Registrar; Legal Opinions;
                                        Experts
21.Brokerage Allocation and Other
     Practices......................... Portfolio Transactions
22.Tax Status.......................... Taxes; Automatic Dividend Reinvestment
                                        Plan
23.Financial Statements................ Report of Independent Auditors;
                                        Statement of Assets, Liabilities and
                                        Capital

PART C--OTHER INFORMATION

  Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                             SUBJECT TO COMPLETION

               PRELIMINARY PROSPECTUS DATED JANUARY 7, 1998
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A         +
+REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE + +SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY +
+OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT        +
+BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR + +THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE + +SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE + +UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF +
+ANY SUCH STATE.                                                               +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
PROSPECTUS

                             6,700,000 SHARES
                      MUNIHOLDINGS FLORIDA INSURED FUND II
                                 COMMON SHARES
                                --------------
  MuniHoldings Florida Insured Fund II (the "Fund") is a newly organized, non-diversified, closed-end management investment company that seeks to provide shareholders with current income exempt from Federal income tax. The Fund also seeks to offer shareholders the opportunity to own shares the value of which is exempt from Florida intangible personal property tax. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax and which enables shares of the Fund to be exempt from Florida intangible personal property tax. The Fund intends to invest in municipal obligations that are rated investment grade, or if unrated, are considered by Fund Asset Management, L.P. (the "Investment Adviser") to be of comparable quality. Under normal circumstances, at least 80% of the Fund's assets will be invested in municipal obligations with remaining maturities of one year or more that are covered by insurance guaranteeing the timely payment of principal at maturity and interest. Investors are advised to read this Prospectus carefully and retain it for future reference.

  Because the Fund is newly organized, its shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. See "Prospectus Summary--Risk Factors and Special Considerations."

  Within approximately three months after completion of the offering of Common Shares described herein, the Fund intends to offer shares of preferred shares representing approximately 40% of the Fund's capital immediately after the issuance of such preferred shares. There can be no assurance, however, that preferred shares representing such percentage of the Fund's capital will actually be issued. INVESTORS SHOULD NOTE THE SPECIAL RISKS ASSOCIATED WITH THE LEVERAGING OF THE COMMON SHARES. SEE "RISKS AND SPECIAL CONSIDERATIONS OF LEVERAGE" AND "DESCRIPTION OF CAPITAL SHARES."
                                                        (Continued on next page)

 THESE SECURITIES HAVE NOT BEEN APPROVED  OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE  COMMISSION NOR  HAS THE  COMMISSION PASSED UPON  THE ACCURACY  OR
    ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            PRICE TO           SALES LOAD          PROCEEDS TO
                             PUBLIC              (1)(2)              FUND(3)
------------------------------------------------------------------------------
Per Share.............       $15.00               None               $15.00
------------------------------------------------------------------------------
Total(4)..............    $100,500,000            None            $100,500,000

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(1) The Investment Adviser or an affiliate will pay the Underwriter a
    commission in the amount of    % of the Price to Public per share in
    connection with the sale of Common Shares offered hereby. See
    "Underwriting."
(2) The Fund and the Investment Adviser have agreed to indemnify the
    Underwriter against certain liabilities under the Securities Act of 1933. See "Underwriting."
(3) Before deducting organizational and offering expenses payable by the Fund
    estimated at $       .

(4) The Fund has granted the Underwriter an option to purchase up to an additional 1,005,000 shares to cover over-allotments. If all such shares are purchased, the total Price to Public and Proceeds to Fund will be $115,575,000. See "Underwriting."
                                --------------

  The shares are offered by the Underwriter, subject to prior sale, when, as and if issued by the Fund and accepted by the Underwriter, subject to approval of certain legal matters by counsel for the Underwriter and certain other conditions. The Underwriter reserves the right to withdraw, cancel or modify such offer and to reject orders in whole or in part. It is expected that delivery of the shares will be made in New York, New York on or about January
 , 1998.
                                --------------
                              MERRILL LYNCH & CO.

                                --------------

              The date of this Prospectus is January  , 1998.

(Continued from preceding page)

  The Fund may invest all or a portion of its assets in certain tax-exempt securities classified as "private activity bonds" that may subject certain investors in the Fund to an alternative minimum tax. At times, the Fund may seek to hedge its portfolio through the use of options and futures transactions. There can be no assurance that the investment objective of the Fund will be realized. The Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. The address of the Fund is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its telephone number is (609) 282-2800.

  Prior to this offering, there has been no public market for the Common Shares of the Fund. Application will be made to list the Fund's Common Shares on the New York Stock Exchange. However, during an initial period which is not expected to exceed two weeks from the date of this Prospectus, the Fund's Common Shares will not be listed on any securities exchange. During such period, the Underwriter does not intend to make a market in the Fund's Common Shares. Consequently, it is anticipated that an investment in the Fund will be illiquid during such period.

  The issuance of the preferred shares will result in leveraging of the Common Shares. Although the terms of the preferred share offering will be determined by the Fund's Board of Trustees, it is anticipated that the preferred shares will pay dividends that will be adjusted over either relatively short-term periods (generally seven to 28 days) or medium-term periods (up to five years) and that the dividend rate will be based upon prevailing interest rates for debt obligations of comparable maturity. The proceeds of the preferred share offering will be invested in longer-term obligations in accordance with the Fund's investment objective. Because under normal market conditions, obligations with longer maturities produce higher yields than short-term and medium-term obligations, the Investment Adviser believes that the spread inherent in the difference between the short-term and medium-term rates paid by the Fund and the longer-term rates received by the Fund will provide holders of Common Shares with a potentially higher yield.

  The Underwriter may engage in transactions that stabilize, maintain, or otherwise affect the price of the Fund's Common Shares. Such transactions may include stabilizing, the purchase of the Fund's Common Shares to cover short positions and the imposition of penalty bids. For a description of these activities, see "Underwriting."

                               PROSPECTUS SUMMARY

  The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus.

THE FUND MuniHoldings Florida Insured Fund II (the "Fund") is a newly organized, non-diversified, closed-end management investment company. See "The Fund."

THE
OFFERING The Fund is offering 6,700,000 Common Shares at an initial offering price of $15.00 per share. The Common Shares are being offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch" or the "Underwriter"). The Underwriter has been granted an option, exercisable for 45 days from the date of this Prospectus, to purchase up to 1,005,000 additional Common Shares to cover over-allotments. See "Underwriting."

INVESTMENT  The investment objective of the Fund is to provide shareholders
OBJECTIVE   with current income exempt from Federal income tax. The Fund also
AND         seeks to provide shareholders with the opportunity to own shares
POLICIES    the value of which is exempt from Florida intangible personal property tax. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax and which enable shares of the Fund to be exempt from Florida intangible personal property tax ("Florida Municipal Bonds"). The Fund intends to invest in municipal obligations that are rated investment grade or, if unrated, are considered by the Investment Adviser to be of comparable quality. The Fund will seek to achieve its investment objective by seeking to invest substantially all (a minimum of 80%) of its assets in Florida Municipal Bonds, except at times when, in the judgment of the Investment Adviser, Florida Municipal Bonds of sufficient quality and quantity are unavailable for investment at suitable prices by the Fund. At all times, except during interim periods pending investment of the net proceeds of public offerings of the Fund's securities and during temporary defensive periods, the Fund will maintain at least 65% of its assets in Florida
            Municipal Bonds and at least 80% of its assets in Florida Municipal
            Bonds and other long-term municipal obligations paying interest exempt from Federal income tax, but which do not enable Fund shares to be exempt from Florida intangible personal property tax
            ("Municipal Bonds"). Under normal circumstances, at least 80% of the Fund's assets will be invested in municipal obligations with remaining maturities of one year or more that are covered by insurance guaranteeing the timely payment of principal at maturity and interest. The Fund does not ordinarily intend to realize significant investment income not exempt from Federal income tax or have significant assets subject to Florida intangible personal property tax. See "Investment Objective and Policies."

LISTING
            Prior to this offering, there has been no public market for the Common Shares of the Fund. Application will be made to list the Fund's Common Shares on the New York Stock Exchange. However, during an initial period which is not expected to exceed two weeks from the date of this Prospectus, the Fund's shares of Common Shares will not be listed on any securities exchange. During such period, the Underwriter does not intend to make a market in the Fund's shares of Common Shares. Consequently, it is anticipated that an investment in the Fund will be illiquid during such period. See "Underwriting."

LEVERAGE The Fund anticipates that it will be substantially invested in longer-term municipal obligations within approximately three months after completion of the offering of Common Shares described herein. To leverage the Common Shares, the Fund intends to offer preferred shares within three months after completion of this offering representing approximately 40% of the Fund's capital immediately after the issuance of such preferred shares. There can be no assurance, however, that preferred shares representing such percentage of the Fund's capital will actually be issued. The issuance of the preferred shares will result in the leveraging of the Common Shares. Although the terms of the preferred share offering will be determined by the Fund's Board of Trustees, it is anticipated that the preferred shares will pay dividends that will be adjusted over either relatively short-term periods (generally seven to 28 days) or medium-term periods (up to five years) and that the dividend rate will be based upon prevailing interest rates for debt obligations of comparable maturity. The proceeds of the preferred share offering will be invested in longer-term obligations in accordance with the Fund's investment objective. Issuance and ongoing expenses of the preferred shares will be borne by the Fund and will reduce the net asset value of the Common Shares. Additionally, under certain circumstances, when the Fund is required to allocate taxable income to holders of preferred shares, it is anticipated that the terms of the preferred shares will require the Fund to make an additional distribution to such holders in an amount approximately equal to the tax liability resulting from such allocation and such additional distribution (such amount, an "Additional Distribution").

            The use of leverage by the Fund creates an opportunity for increased net income, but, at the same time, creates special risks. Because, under normal market conditions, obligations with longer maturities produce higher yields than short-term and medium-term obligations, the Investment Adviser believes that the spread inherent in the difference between the short-term and medium-term rates (and any Additional Distribution) paid by the Fund and the longer-term rates received by the Fund will provide holders of Common Shares with a potentially higher yield. Investors should note, however, that leverage creates certain risks for holders of Common Shares, including higher volatility of both the net asset value and market value of the Common Shares. Since any decline in the value of the Fund's investments will be borne entirely by holders of Common Shares, the effect of leverage in a declining market would result in a greater decrease in net asset value than if the Fund were not leveraged, which would likely be reflected in a decline in the market price for Common Shares. Additionally, fluctuations in the dividend rates on, and the amount of taxable income allocable to, the preferred shares will affect the yield to holders of Common Shares. See "Risks and Special Considerations of Leverage." Upon issuance of the preferred shares, holders of the Common Shares will receive all net income of the Fund remaining after payment of dividends (and any Additional Distribution) on the preferred shares and will generally be entitled to a pro rata share of net realized capital gains. Upon any liquidation of the Fund, the holders of preferred shares will be entitled to receive liquidating distributions (expected to equal the original purchase price per preferred share plus any accumulated and unpaid dividends thereon and any accumulated and unpaid Additional Distribution) before any distribution is made to holders of Common Shares. See "Description of Capital Shares--Preferred Shares."

            Holders of preferred shares, voting as a separate class, will be entitled to elect two of the Fund's Trustees, and holders of common and preferred shares, voting together as a single class, will be entitled to elect the remaining Trustees. If, at any time, dividends on the Fund's preferred shares were to be in arrears in an amount equal to two full years of dividend payments, the holders of all outstanding preferred shares, voting as a separate class, would be entitled to elect a majority of the Fund's Trustees. The holders of preferred shares will also vote separately on certain other matters as required under the Fund's Declaration of Trust, the Investment Company Act of 1940, as amended (the "1940 Act") and Massachusetts law, but otherwise will have equal voting rights with holders of Common Shares (one vote per share) and will vote together with holders of Common Shares as a single class. See "Description of Capital Shares--Preferred Shares--Voting Rights."

            There can be no assurance that the Fund will be able to realize a higher net return on its investment portfolio than the then current dividend rate (and any Additional Distribution) on the preferred shares. Changes in certain factors could cause the relationship between the short-term and medium-term dividend rates (and any Additional Distribution) paid by the Fund on the preferred shares and the long-term rates received by the Fund on its investment portfolio to change so that such short-term and medium-term rates (and any Additional Distribution) may substantially increase relative to rates on the long-term obligations in which the Fund may be invested. Under such conditions, the benefit of leverage to holders of Common Shares will be reduced, and the Fund's leveraged capital structure could result in a lower rate of return to holders of Common Shares than if the Fund were not leveraged. The Fund will have the authority to redeem the preferred shares for any reason and may redeem all or part of the preferred shares if it anticipates that the Fund's leveraged capital structure will result in a lower rate of return to holders of the Common Shares than that obtainable if the Common Shares were unleveraged for any significant amount of time.
            Prior to the time it offers the preferred shares, the Fund intends to apply for ratings on such shares from one or more nationally recognized statistical ratings organizations ("NRSROs"). The Fund believes that obtaining a rating for the preferred shares will enhance the marketability of the preferred shares and thereby reduce the dividend rate on the preferred shares from that which the Fund would be required to pay if the preferred shares were not rated.

INVESTMENT
ADVISER Fund Asset Management, L.P. is the Fund's investment adviser and is responsible for the management of the Fund's investment portfolio and for providing administrative services to the Fund. For its services, the Fund pays the Investment Adviser a monthly fee at the annual rate of 0.55 of 1% of the Fund's average weekly net assets, including proceeds from the sale of preferred stock. The Investment Adviser is an affiliate of Merrill Lynch Asset Management, L.P. ("MLAM"), which is owned and controlled by Merrill Lynch & Co., Inc. ("ML & Co."). The Investment Adviser or MLAM acts as the investment adviser for over 140 registered management investment companies. The Investment Adviser also offers portfolio management and portfolio analysis services to individuals and institutions. As of November 30, 1997, the Investment Adviser and MLAM had a total of approximately $273.9 billion in investment company and other portfolio assets under management (approximately $34.1 billion of which was invested in municipal securities), including accounts of certain affiliates of the Investment Adviser. See "Investment Advisory and Management Arrangements."

DIVIDENDS
AND
DISTRIBUTIONS
            The Fund intends to pay dividends monthly and to distribute substantially all of its net investment income to holders of Common Shares. From and after issuance of the preferred shares, monthly distributions to holders of Common Shares will consist of substantially all net investment income remaining after the payment of dividends (and any Additional Distribution) on the preferred shares. It is expected that the Fund will commence paying dividends to holders of Common Shares within approximately 90 days from the date of this Prospectus. Net capital gains, if any, will be distributed at least annually to holders of Common Shares and, after issuance of the preferred shares, on a pro rata basis to holders of Common Shares and preferred shares. When capital gains or other taxable income is allocated to holders of preferred shares under certain circumstances, it is anticipated that the terms of the preferred shares will require the Fund to make an Additional Distribution. The Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless asset coverage (as defined in the 1940 Act) with respect to the Fund's preferred shares is at least 200%. If the Fund issues preferred shares representing 40% of its capital after the time of issuance, its asset coverage with respect to the preferred shares will be approximately 250%. If the Fund's ability to make distributions on its Common Shares is limited, this could under certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company, which would have adverse tax consequences for holders of Common Shares. See "Taxes."

AUTOMATIC   All dividend and capital gains distributions will be automatically
DIVIDEND    reinvested in additional Common Shares of the Fund unless a
REINVESTMENTshareholder elects to receive cash. Shareholders whose shares are
PLAN        held in the name of a broker or nominee should contact such broker or nominee to confirm that they may participate in the Fund's dividend reinvestment plan. See "Automatic Dividend Reinvestment
            Plan."

MUTUAL      Purchasers of Common Shares of the Fund through Merrill Lynch in
FUND        this offering will have an investment option consisting of the
INVESTMENT  right to reinvest the net proceeds from a sale of such shares (the
OPTION      "Original Shares") in Class D initial sales charge shares of certain Merrill Lynch-sponsored open-end mutual funds ("Eligible
            Class D Shares") at their net asset value, without the imposition of the initial sales charge, if the conditions set forth below are satisfied. First, the sale of the Original Shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class D Shares. Second, the
            Original Shares must have been either acquired in this offering or be shares representing reinvested dividends from Common Shares acquired in this offering. Third, the Original Shares must have been continuously maintained in a Merrill Lynch securities account.
            Fourth, there must be a minimum purchase of $250 to be eligible for the investment option. Class D shares of the mutual funds are subject to an account maintenance fee at an annual rate of up to 0.25% of the average daily net asset value of such mutual fund. See
            "Mutual Fund Investment Option."

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

  The Fund is a newly organized, non-diversified, closed-end management investment company and has no operating history. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. Accordingly, the Common Shares of the Fund are designed primarily for long-term investors and should not be considered a vehicle for trading purposes. The net asset value of the Fund's Common Shares will fluctuate with interest rate changes as well as with price changes of the Fund's portfolio securities, and these fluctuations are likely to be greater in the case of a fund having a leveraged capital structure, as contemplated for the Fund. See "Risks and Special Considerations of Leverage."

  The Fund intends to invest a substantial portion of its assets in Florida Municipal Bonds and, therefore, it is more susceptible to factors adversely affecting issuers of Florida Municipal Bonds than is a municipal bond fund that is not concentrated in issuers of Florida Municipal Bonds to this degree. See "Investment Objective and Policies--Special Considerations Relating to Florida Municipal Bonds" and Appendix I, "Economic and Other Conditions in Florida."

  The Fund has registered as a "non-diversified" investment company so that it will be able to invest more than 5% of its assets in the obligations of any single issuer, subject to the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to the Fund. Since the Fund may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, the Fund may be more susceptible than a more widely-diversified fund to any single economic, political or regulatory occurrence.

  The Fund intends to invest in municipal obligations that are rated in the investment grade rating categories by Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch IBCA, Inc. ("Fitch") or, if not rated, are considered to be of comparable quality by the Investment Adviser. Obligations rated in the lowest investment grade category may have certain speculative characteristics. See "Investment Objective and Policies." The Fund may invest in certain tax-exempt securities classified as "private activity bonds" that may subject certain investors in the Fund to the alternative minimum tax. See "Taxes--General."

  The Fund will be subject to certain restrictions on investments imposed by guidelines of the insurance companies issuing the portfolio insurance and to guidelines of one or more NRSROs that may issue ratings for the preferred shares. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Investment Adviser from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

  In order to seek to hedge various portfolio positions or to enhance its return, the Fund may invest in certain instruments that may be characterized as derivatives. These investments include various types of options transactions and futures and options thereon. Such investments also may consist of non-municipal tax-exempt securities and securities the potential investment return on which is based on the change in particular measurements of value or interest rates ("indexed securities"), including securities the potential investment return on which is inversely related to a change in particular measurements of value or interest rates ("inverse securities"). Certain of such investments may be made solely for hedging purposes, not for speculation, and may in some cases require limitations as to the type of permissible counterparty to the transaction. Investments in indexed securities, including inverse securities, subject the Fund to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal. Derivative instruments may have certain characteristics that have a similar effect on the return to Common Shares investors as the leverage transactions discussed under "Risks and Special Considerations of Leverage;" however, certain derivative investments will not be taken into account for purposes of calculating the percentage of leverage of the Fund's portfolio. For a further discussion of the risks associated with derivative investments, see "Investment Objective and Policies," "Investment Objective and Policies--Other Investment Policies--Indexed and Inverse Floating Obligations," "--Call Rights" and "Investment Objective and Policies--Options and Futures Transactions."

  Subject to its investment restrictions, the Fund is authorized to engage in options and futures transactions on exchanges and in the over-the-counter markets ("OTC options") for hedging purposes with certain specified entities meeting the criteria of the Fund. These transactions involve certain risk considerations. These risks include the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the security that is the subject of the hedge and the inability to close futures transactions under certain conditions. Because of the anticipated leveraged nature of the Common Shares, hedging transactions will result in a larger impact on the net asset value of the Common Shares than would be the case if the Common Shares were not leveraged. Certain OTC options and assets used to cover OTC options written by the Fund may be considered to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that might be otherwise realized. See "Investment Objective and Policies-- Options and Futures Transactions." The Fund intends to apply for ratings of the preferred shares from one or more NRSROs. In order to obtain these ratings, the Fund may be required to limit its use of hedging techniques in accordance with the specified guidelines of such NRSRO.

  The Fund's Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. See "Description of Capital Shares--Certain Provisions of the Declaration of Trust."

  It is possible that the Fund may not be able to fully dispose of all of its assets subject to Florida intangible personal property tax by the last business day of the calendar year. This would subject shares of the Fund to Florida intangible personal property tax. See "Taxes."

                                   FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load (as a percentage of offering price)................ None
  Dividend Reinvestment Plan Fees....................................... None
ANNUAL EXPENSES (as a percentage of net assets attributable to Common
 Shares):
  Management Fees(a)(b)................................................. 0.55%
  Interest Payments on Borrowed Funds................................... None
  Other Expenses(b)..................................................... 0.12%
                                                                         ----
    Total Annual Expenses(b)............................................ 0.67%
                                                                         ====

                                                          1     3     5    10
                                                         YEAR YEARS YEARS YEARS
  EXAMPLE                                                ---- ----- ----- -----
  An investor would pay the following expenses on a
  $1,000 investment, assuming (1) total annual expenses
  of 0.67% (assuming no leverage) and 1.23% (assuming
  leverage) and (2) a 5% annual return throughout the
  periods:
  Assuming No Leverage.................................. $ 7   $21   $37  $ 83
  Assuming Leverage..................................... $13   $39   $68  $149

--------

(a) See "Investment Advisory and Management Arrangements"--page 29.
(b) In the event that the Fund utilizes leverage by issuing preferred shares in an amount of approximately 40% of the Fund's capital, it is estimated that, as a percentage of net assets attributable to Common Shares, the Management Fees would be 0.92%, Other Expenses would be 0.31% and Total Annual Expenses would be 1.23%. See "Risks and Special Considerations of Leverage."

  The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The expenses set forth under "Other Expenses" are based on estimated amounts through the end of the Fund's first fiscal year on an annualized basis. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by the Securities and Exchange Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR ANNUAL RATE OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATE OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE.

                                   THE FUND

  MuniHoldings Florida Insured Fund II (the "Fund") is a newly organized, non-diversified, closed-end management investment company. The Fund was organized under the laws of The Commonwealth of Massachusetts on November 17, 1997, and has registered under the 1940 Act. The Fund's principal office is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its telephone number is (609) 282-2800.

  The Fund has been organized as a closed-end investment company. Closed-end investment companies differ from open-end investment companies (commonly referred to as "mutual funds") in that closed-end investment companies do not generally make a continuous offering of their shares or redeem their securities at the option of the shareholder, whereas open-end companies issue securities redeemable at net asset value at any time at the option of the shareholder and typically engage in a continuous offering of their shares. Accordingly, open-end investment companies are subject to continuous asset in-flows and out-flows that can complicate portfolio management. Shares of closed-end investment companies, however, frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering.

                                USE OF PROCEEDS

  The net proceeds of this offering will be $            (or approximately
$            assuming the Underwriter exercises the over-allotment option in full) after payment of organizational and offering expenses.

  The net proceeds of the offering will be invested in accordance with the Fund's investment objective and policies within approximately three months after completion of the offering of Common Shares, depending on market conditions and the availability of appropriate securities. Pending such investment, it is anticipated that the proceeds will be invested in short-term, tax-exempt securities. See "Investment Objective and Policies."

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Fund is to provide shareholders with current income exempt from Federal income tax. The Fund also seeks to provide shareholders with the opportunity to own shares the value of which is exempt from Florida intangible personal property tax. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of long-term, investment grade municipal obligations issued by or on behalf of the State of Florida, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest that, in the opinion of bond counsel to the issuer, is exempt from Federal income tax and that enables shares of the Fund to be exempt from Florida intangible personal property tax ("Florida Municipal Bonds"). The Fund will seek to achieve its investment objective by seeking to invest substantially all (a minimum of 80%) of its assets in Florida Municipal Bonds, except at times when, in the judgment of the Investment Adviser, Florida Municipal Bonds of sufficient quality and quantity are unavailable for investment by the Fund. At all times, except during temporary defensive periods, the Fund will maintain at least 65% of its assets in Florida Municipal Bonds. Under normal circumstances, at least 80% of the Fund's assets will be invested in municipal obligations with remaining maturities of one year or more that are covered by insurance guaranteeing the timely payment of principal at maturity and interest. The investment objective of the Fund is a fundamental policy that may not be changed without a vote of a majority of the Fund's outstanding voting securities, as defined below under "Investment Restrictions." There can be no assurance that the investment objective of the Fund will be realized. At times the Fund may seek to hedge its portfolio through the use of futures transactions and options to reduce volatility in the net asset value of its shares of Common Shares.

  The Fund ordinarily does not intend to realize significant investment income not exempt from Federal income tax or have significant assets subject to Florida intangible personal property tax. To the extent that suitable Florida Municipal Bonds are not available for investment by the Fund, as determined by the Investment Adviser, the Fund may purchase long-term obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities that, in the opinion of bond counsel to the issuer, pay interest exempt from Federal income tax but which would not enable Fund shares to be exempt from Florida intangible personal property tax ("Municipal Bonds"). At all times, except during interim periods pending investment of the net proceeds of public offerings of the Fund's securities and during temporary defensive periods, the Fund will have at least 80% of its assets invested in Florida Municipal Bonds and Municipal Bonds. The Fund may invest all or a portion of its assets in certain tax-exempt securities classified as "private activity bonds" (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax.

  The Fund also may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund nevertheless believes such securities pay interest or distributions that are exempt from Federal income taxation ("Non-Municipal Tax-Exempt Securities"). Non-Municipal Tax-Exempt Securities may also include securities issued by other investment companies that invest in Florida Municipal Bonds and Municipal Bonds, to the extent such investments are permitted by the 1940 Act. Other Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interests in one or more long-term Florida Municipal Bonds or Municipal Bonds. Certain Non-Municipal Tax-Exempt Securities may be characterized as derivative instruments. Non-Municipal Tax-Exempt Securities will be considered "Florida Municipal Bonds" or "Municipal Bonds" for purposes of the Fund's investment objective and policies.

  Investment in Common Shares of the Fund offers several potential benefits. The Fund offers investors the opportunity to receive income exempt from Federal income tax and to hold Fund shares exempt from Florida intangible personal property tax by investing in a professionally managed portfolio comprised primarily of investment grade insured Florida Municipal Bonds. Investment in the Fund also relieves the investor of the burdensome administrative details involved in managing a portfolio of Florida Municipal Bonds. Additionally, the Investment Adviser will seek to enhance the yield on the Common Shares by leveraging the Fund's capital structure through the issuance of preferred shares. The benefits are at least partially offset by the expenses involved in operating an investment company. Such expenses primarily consist of the advisory fee and operational costs. Additionally, the use of leverage involves certain expenses and special risk considerations. See "Risks and Special Considerations of Leverage."

  The investment grade Florida Municipal Bonds and Municipal Bonds in which the Fund will primarily invest are those Florida Municipal Bonds and Municipal Bonds rated at the date of purchase in the four highest rating categories of S&P, Moody's or Fitch or, if unrated, are considered to be of comparable quality by the Investment Adviser. In the case of long-term debt, the investment grade rating categories are AAA through BBB for S&P, Aaa through Baa for Moody's and AAA through BBB for Fitch. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-3 for S&P, MIG-1 through MIG-4 for Moody's and F-1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody's and F-1+ through F-3 for Fitch. Obligations ranked in the fourth highest rating category (BBB, SP-3 and A-3 for S&P; Baa, MIG-4 and Prime-3 for Moody's; and BBB and F-3 for Fitch), while considered "investment grade," may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. See Appendix II to this Prospectus for a description of S&P's, Moody's and Fitch's ratings of Municipal Bonds. In assessing the quality of Florida Municipal Bonds and Municipal Bonds with respect to the foregoing requirements, the Investment Adviser will take into account the portfolio insurance as well as the nature of any letters of credit or similar credit enhancements to which particular Florida Municipal Bonds and Municipal Bonds are entitled and the creditworthiness of the insurance company or other financial institution that provided such insurance or credit enhancement. Consequently, if Florida Municipal Bonds or Municipal Bonds are covered by insurance policies issued by insurers whose claims-paying ability is rated AAA by S&P or Fitch or Aaa by Moody's, the Investment Adviser may consider such municipal obligations to be equivalent to AAA- or Aaa- rated securities, as the case may be, even though such Florida Municipal Bonds or Municipal Bonds would generally be assigned a lower rating if the rating were based primarily upon the credit characteristics of the issuers without regard to the insurance feature. The insured Florida Municipal Bonds and Municipal Bonds must also comply with the standards applied by the insurance carriers in determining eligibility for portfolio insurance.

  The Fund's investments may also include variable rate demand obligations ("VRDOs") and VRDOs in the form of participation interests ("Participating VRDOs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank. The VRDOs in which the Fund will invest are tax-exempt obligations, in the opinion of counsel to the issuer, that contain a floating or variable interest rate adjustment formula and an unconditional right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest on a short notice period not to exceed seven days. Participating VRDOs provide the Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution on a specified number of days' notice, not to exceed seven days. There is, however, the possibility that because of default or insolvency, the demand feature of VRDOs or Participating VRDOs may not be honored. The Fund has been advised by its counsel that the Fund should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations.

  The average maturity of the Fund's portfolio securities will vary based upon the Investment Adviser's assessment of economic and market conditions. The net asset value of the common shares of a closed-end investment company, such as the Fund, which invests primarily in fixed-income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed-income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can be expected to decline. Prices of longer-term securities generally fluctuate more in response to interest rate changes than do short-term or medium-term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, as proposed for the Fund. See "Risks and Special Considerations of Leverage."

  The Fund intends to invest primarily in long-term Florida Municipal Bonds and Municipal Bonds with a maturity of more than ten years. Also, the Fund may invest in intermediate-term Florida Municipal Bonds and Municipal Bonds with a maturity of between three years and ten years. The Fund may invest in short-term, tax-exempt securities, short-term U.S. Government securities, repurchase agreements or cash. Such short-term securities or cash will not exceed 20% of its total assets except during interim periods pending investment of the net proceeds of public offerings of the Fund's securities or in anticipation of the repurchase or redemption of the Fund's securities and temporary periods when, in the opinion of the Investment Adviser, prevailing market or economic conditions warrant. The Fund does not ordinarily intend to realize significant interest income not exempt from Federal income tax or to hold assets which would subject Fund shares to Florida intangible personal property taxes.

  The Fund is classified as non-diversified within the meaning of the 1940 Act, which means that the Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. However, the Fund's investments will be limited so as to qualify the Fund for special tax treatment afforded regulated investment companies under the Code. See "Taxes." To qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities (other than U.S. Government securities) of a single issuer, and
(ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities (other than U.S. Government securities) of a single issuer. A fund that elects to be classified as "diversified" under the 1940 Act must satisfy the foregoing 5% requirement with respect to 75% of its total assets. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund's yield may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

PORTFOLIO INSURANCE

  Under normal circumstances, at least 80% of the Fund's assets will be invested in Florida Municipal Bonds and Municipal Bonds either (i) insured under an insurance policy purchased by the Fund or (ii) insured under an insurance policy obtained by the issuer thereof or any other party. The Fund will seek to limit its investments to municipal bonds insured under insurance policies issued by insurance carriers that have total admitted assets (unaudited) of at least $75,000,000 and capital and surplus (unaudited) of at least $50,000,000 and insurance claims-paying ability ratings of AAA from S&P or Fitch or Aaa from Moody's. There can be no assurance that insurance from insurance carriers meeting these criteria will be at all times available. See Appendix III to this Prospectus for a brief description of S&P's, Fitch's and Moody's insurance claims-paying ability ratings. Currently, it is anticipated that a majority of the insured Florida Municipal Bonds and Municipal Bonds in the Fund's portfolio will be insured by the following insurance companies that satisfy the foregoing criteria: AMBAC Indemnity Corporation, Financial Guaranty Insurance Company, Financial Security Assurance and Municipal Bond Investors Assurance Corporation. The Fund also may purchase Florida Municipal Bonds and Municipal Bonds covered by insurance issued by any other insurance company that satisfies the foregoing criteria. It is anticipated that initially a majority of insured Florida Municipal Bonds and Municipal Bonds held by the Fund will be insured under policies obtained by parties other than the Fund.

  The Fund may purchase, but has no obligation to purchase, separate insurance policies (the "Policies") from insurance companies meeting the criteria set forth above that guarantee the payment of principal and interest on specified eligible Florida Municipal Bonds and Municipal Bonds purchased by the Fund. A Florida Municipal Bond and a Municipal Bond will be eligible for coverage if it meets certain requirements of the insurance company set forth in a Policy. In the event interest or principal on an insured Florida Municipal Bond and Municipal Bond is not paid when due, the insurer will be obligated under its Policy to make such payment not later than 30 days after it has been notified by, and provided with documentation from, the Fund that such nonpayment has occurred.

  The Policies will be effective only as to insured Florida Municipal Bonds and Municipal Bonds beneficially owned by the Fund. In the event of a sale of any Florida Municipal Bonds and Municipal Bonds held by the Fund, the issuer of the relevant Policy will be liable only for those payments of interest and principal that are then due and owing. The Policies will not guarantee the market value of the insured Florida Municipal Bonds and Municipal Bonds or the value of the shares of the Fund.

  The insurer will not have the right to withdraw coverage on securities insured by their Policies and held by the Fund so long as such securities remain in the Fund's portfolio. In addition, the insurer may not cancel its Policies for any reason except failure to pay premiums when due. The Board of Trustees of the Fund will reserve the right to terminate any of the Policies if it determines that the benefits to the Fund of having its portfolio insured under such policy are not justified by the expense involved.

  The premiums for the Policies are paid by the Fund and the yield on the Fund's portfolio is reduced thereby. The Investment Adviser estimates that the cost of the annual premiums for the Policies currently ranges from approximately .02 of 1% to .25 of 1% of the principal amount of the Florida Municipal Bonds and Municipal Bonds covered by such Policies. The estimate is based on the expected composition of the Fund's portfolio of Florida Municipal Bonds and Municipal Bonds. Additional information regarding the Policies is set forth in Appendix III to this Prospectus. In instances in which the Fund purchases Florida Municipal Bonds and Municipal Bonds insured under policies obtained by parties other than the Fund, the Fund does not pay the premiums for such policies; rather, the cost of such policies may be reflected in the purchase price of the Florida Municipal Bonds and Municipal Bonds.

  It is the intention of the Investment Adviser to retain any insured securities that are in default or in significant risk of default and to place a value on the insurance, which ordinarily will be the difference between the market value of the defaulted security and the market value of similar securities that are not in default. In certain circumstances, however, the Investment Adviser may determine that an alternate value for the insurance, such as the difference between the market value of the defaulted security and its par value, is more appropriate. The Investment Adviser's ability to manage the portfolio may be limited to the extent the Fund holds defaulted securities, which may limit its ability in certain circumstances to purchase other Florida Municipal Bonds and Municipal Bonds. See "Net Asset Value" below for a more complete description of the Fund's method of valuing defaulted securities and securities that have a significant risk of default.

  There can be no assurance that insurance with the terms and issued by insurance carriers meeting the criteria described above will continue to be available to the Fund. In the event the Board of Trustees determines that such insurance is unavailable or that the cost of such insurance outweighs the benefits to the Fund, the Fund may modify the criteria for insurance carriers or the terms of the insurance, or discontinue its policy of maintaining insurance for all or any of the Florida Municipal Bonds and Municipal Bonds held in the Fund's portfolio. Although the Investment Adviser periodically reviews the financial condition of each insurer, there can be no assurance that the insurers will be able to honor their obligations under all circumstances.

  The portfolio insurance reduces financial or credit risk (i.e., the possibility that the owners of the insured Florida Municipal Bonds or Municipal Bonds will not receive timely scheduled payments of principal or interest). However, the insured Florida Municipal Bonds or Municipal Bonds are subject to market risk (i.e., fluctuations in market value as a result of changes in prevailing interest rates).

DESCRIPTION OF FLORIDA MUNICIPAL BONDS AND MUNICIPAL BONDS

  Florida Municipal Bonds and Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities (such as water, sewer, gas, electricity, solid waste, heath care, transportation, education and housing facilities), refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various privately operated facilities, including pollution control facilities or other specialized facilities. For purposes of this Prospectus, such obligations are referred to as Municipal Bonds if the interest paid thereon is exempt from Federal income tax and as Florida Municipal Bonds if the interest thereon is exempt from Federal income tax and such obligations are issued by or on behalf of the State of Florida, its political subdivisions, agencies and instrumentalities or are obligations of other qualifying Florida issuers, even though such bonds may be "private activity bonds" as discussed below.

  The two principal classifications of Florida Municipal Bonds and Municipal Bonds are "general obligation" bonds and "revenue" bonds, which latter category includes industrial development bonds ("IDBs") and, for bonds issued after August 15, 1986, private activity bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity's creditworthiness will depend on many factors, including potential erosion of the tax base due to population declines, natural disasters, declines in the state's industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state or entity's control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer's maintenance of its tax base.

  Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed; accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source.

  The Fund may purchase IDBs and private activity bonds. IDBs and private activity bonds are, in most cases, tax-exempt securities issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement to a private entity for the purpose of financing construction or improvement of a facility to be used by the private entity. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity which may or may not be guaranteed by a parent company or otherwise secured. IDBs and private activity bonds are generally not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should be aware that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. Continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity's dependence on revenues for the operation of the particular facility being financed. The Fund may also invest in "moral obligation" bonds, which are normally issued by special purpose authorities. If an issuer of moral obligation bonds is unable to meet its obligations, repayment of such bonds becomes a moral commitment, but not a legal obligation of the state or municipality in question.

  The Fund may invest in Florida Municipal Bonds and Municipal Bonds (and Non-Municipal Tax-Exempt Securities) the return on which is based on a particular index or value or interest rates. For example, the Fund may invest in Florida Municipal Bonds and Municipal Bonds that pay interest based on an index of Florida Municipal Bond or Municipal Bond interest rates or based on the value of gold or some other commodity. The principal amount payable upon maturity of certain Florida Municipal Bonds and Municipal Bonds also may be based on the value of an index. To the extent the Fund invests in these types of Florida Municipal Bonds and Municipal Bonds, the Fund's return on such Florida Municipal Bonds and Municipal Bonds will be subject to risk with respect to the value of the particular index. Interest and principal payable on the Florida Municipal Bonds and Municipal Bonds may also be based on relative changes among particular indices. Also, the Fund may invest in so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically decline as short-term market rates increase and increase as short-term market rates decline. The Fund's return on such types of Florida Municipal Bonds and Municipal Bonds (and Non-Municipal Tax-Exempt Securities) will be subject to risk with respect to the value of the particular index, which may include reduced or eliminated interest payments and losses of invested principal. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate long-term tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate tax-exempt securities. To seek to limit the volatility of these securities, the Fund may purchase inverse floating obligations with shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. The Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of the Fund's total assets. The Investment Adviser believes, however, that indexed and inverse floating obligations represent flexible portfolio management instruments for the Fund which allow the Fund to seek potential investment rewards, hedge other portfolio positions or vary the degree of investment leverage relatively efficiently under different market conditions.

  Also included within the general category of Florida Municipal Bonds and Municipal Bonds are participation certificates issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The certificates represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called "lease obligations") relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer's unlimited taxing power is pledged, a lease obligation frequently is backed by the issuer's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the lease property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. The Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 15% of the Fund's total assets. The Fund may, however, invest without regard to such limitation in lease obligations which the Investment Adviser, pursuant to guidelines that have been adopted by the Board of Trustees and subject to the supervision of the Board, determines to be liquid. The Investment Adviser will deem lease obligations to be liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody's, or BBB or better by S&P or Fitch. Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to obligations rated below investment grade, the Investment Adviser must, among other things, also review the creditworthiness of the entity obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement such as insurance, the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.

  The value of bonds and other fixed-income obligations may fall when interest rates rise and rise when interest rates fall. In general, bonds and other fixed-income obligations with longer maturities will be subject to greater volatility resulting from interest rate fluctuations than will similar obligations with shorter maturities. Under normal conditions, it is generally anticipated that the Fund's average weighted maturity would be in excess of ten years.

  Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a Federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Florida Municipal Bonds and Municipal Bonds for investment by the Fund.

SPECIAL CONSIDERATIONS RELATING TO FLORIDA MUNICIPAL BONDS

  The Fund ordinarily will invest at least 80% of its total assets in Florida Municipal Bonds, and therefore it is more susceptible to factors adversely affecting issuers of Florida Municipal Bonds than is a municipal bond mutual fund that is not concentrated in issuers of Florida Municipal Bonds to this degree. Many different social, environmental and economic factors may affect the financial condition of Florida and its political subdivisions. From time to time Florida and its political subdivisions have encountered financial difficulties. Florida is highly dependent upon sales and uses taxes, which account for the majority of its General Fund revenues. The Florida Constitution does not permit a state or local personal income tax. The structure of personal income in Florida is also different from the rest of the nation in that the State has a proportionally greater retirement age population that is dependent upon transfer payments (social security, pension benefits, etc.). Such transfer payments can be affected by Federal legislation. Florida's economic growth is also highly dependent upon other factors such as changes in population growth, tourism, interest rates and hurricane activity. In combination, the two amendments to Florida Constitution may limit the State's ability to raise revenues. In combination, the two amendments may have an adverse effect on the finances of Florida and its political subdivisions. The Investment Adviser does not believe that the current economic conditions in Florida will have a significant adverse effect on the Fund's ability to invest in investment grade Florida Municipal Bonds. For a discussion of economic and other conditions in the State of Florida, see Appendix I, "Economic and Other Conditions in Florida."

OTHER INVESTMENT POLICIES

  The Fund has adopted certain other policies as set forth below:

  Borrowings. The Fund is authorized to borrow money in amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that the Fund is authorized to borrow moneys in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings to finance the repurchase of its own Common Shares pursuant to tender offers or otherwise to redeem or repurchase preferred shares or for temporary, extraordinary or emergency purposes. Borrowings by the Fund (commonly known as "leveraging") create an opportunity for greater total return since the Fund will not be required to sell portfolio securities to repurchase or redeem shares but, at the same time, increase exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds.

  When-Issued Securities and Delayed Delivery Transactions. The Fund may purchase or sell Florida Municipal Bonds and Municipal Bonds on a delayed delivery basis or on a when-issued basis at fixed purchase or sale terms. These transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future. The purchase will be recorded on the date the Fund enters into the commitment, and the value of the obligation will thereafter be reflected in the calculation of the Fund's net asset value. The value of the obligation on the delivery day may be more or less than its purchase price. A separate account of the Fund will be established with its custodian consisting of cash, cash equivalents or liquid securities having a market value at all times at least equal to the amount of the commitment.

  Indexed and Inverse Floating Obligations. The Fund may invest in Florida Municipal Bonds and Municipal Bonds the return on which is based on a particular index of value or interest rates. For example, the Fund may invest in Florida Municipal Bonds and Municipal Bonds that pay interest based on an index of Municipal Bond interest rates. The principal amount payable upon maturity of certain Florida Municipal Bonds and Municipal Bonds also may be based on the value of an index. To the extent the Fund invests in these types of Municipal Bonds, the Fund's return on such Florida Municipal Bonds and Municipal Bonds will be subject to risk with respect to the value of the particular index. Also, the Fund may invest in so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically vary inversely with a short-term floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). The Fund may purchase in the secondary market synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, interest rates on inverse floating rate bonds will decrease when short-term rates increase, and will increase when short-term rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities. To seek to limit the volatility of these securities, the Fund may purchase inverse floating obligations with shorter-term maturities or limitations on the extent to which the interest rate may vary. The Investment Adviser believes that indexed and inverse floating obligations represent a flexible portfolio management instrument for the Fund that allows the Investment Adviser to vary the degree of investment leverage relatively efficiently under different market conditions.

  Call Rights. The Fund may purchase a Florida Municipal Bond or Municipal Bond issuer's right to call all or a portion of such Florida Municipal Bond or Municipal Bond for mandatory tender for purchase (a "Call Right"). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Florida Municipal Bonds or Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to the maturity of the related Florida Municipal Bond or Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Florida Municipal Bond or Municipal Bond is identical to holding a Florida Municipal Bond or Municipal Bond as a non-callable security.

  Repurchase Agreements. The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the seller agrees, upon entering into the contract, to repurchase the security at a mutually agreed-upon time and price, thereby determining the yield during the term of the agreement. The Fund may not invest in repurchase agreements maturing in more than seven days if such investments, together with all other illiquid investments, would exceed 15% of the Fund's net assets. In the event of default by the seller under a repurchase agreement, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the underlying securities.

  In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities "sold." Therefore, amounts earned under such agreements will not be considered tax-exempt interest.

OPTIONS AND FUTURES TRANSACTIONS

  The Fund may hedge all or a portion of its portfolio investments against fluctuations in interest rates through the use of options and certain financial futures contracts ("financial futures contracts") and options thereon. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of the Common Shares, the net asset value of the Common Shares will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. In addition, because of the anticipated leveraged nature of the Common Shares, hedging transactions will result in a larger impact on the net asset value of the Common Shares than would be the case if the Common Shares were not leveraged. Furthermore, the Fund will only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur.

  Certain Federal income tax requirements may limit the Fund's ability to engage in hedging transactions. Gains from transactions in options and futures contracts distributed to shareholders will be taxable as ordinary income or, in certain circumstances, as long-term capital gains to shareholders. See "Taxes--Tax Treatment of Options and Futures Transactions." In addition, in order to obtain ratings of the preferred shares from one or more NRSROs, the Fund may be required to limit its use of hedging techniques in accordance with the specified guidelines of such organizations.

  The following is a description of the options and futures transactions in which the Fund may engage, limitations on the use of such transactions and risks associated therewith. The investment policies with respect to the hedging transactions of the Fund are not fundamental policies and may be modified by the Board of Trustees of the Fund without the approval of the Fund's shareholders.

  Writing Covered Call Options. The Fund may write (i.e., sell) covered call options with respect to Florida Municipal Bonds and Municipal Bonds it owns, thereby giving the holder of the option the right to buy the underlying security covered by the option from the Fund at the stated exercise price until the option expires. The Fund writes only covered call options, which means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option. The Fund may not write covered call options on underlying securities in an amount exceeding 15% of the market value of its total assets.

  The Fund will receive a premium from writing a call option, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as a writer continues. Covered call options serve as a partial hedge against a decline in the price of the underlying security. The Fund may engage in closing transactions in order to terminate outstanding options that it has written.

  Purchase of Options. The Fund may purchase put options in connection with its hedging activities. By buying a put the Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction; profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options or on securities that it intends to purchase. The Fund will not purchase options on securities if, as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

  Financial Futures Contracts and Options. The Fund is authorized to purchase and sell certain financial futures contracts and options thereon solely for the purpose of hedging its investments in Florida Municipal Bonds and Municipal Bonds against declines in value and to hedge against increases in the cost of securities it intends to purchase. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract or, in the case of index-based futures contracts, to make and accept a cash settlement, at a specific future time for a specified price. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts.

  The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker equal to approximately 5% of the contract amount must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the financial futures contract fluctuates making the long and short positions in the financial futures contract more or less valuable.

  The Fund may purchase and sell financial futures contracts based on The Bond Buyer Municipal Bond Index, a price-weighted measure of the market value of 40 large tax-exempt issues, and purchase and sell put and call options on such financial futures contracts for the purpose of hedging Florida Municipal Bonds and Municipal Bonds that the Fund holds or anticipates purchasing against adverse changes in interest rates. The Fund also may purchase and sell financial futures contracts on U.S. Government securities and purchase and sell put and call options on such financial futures contracts for such hedging purposes. With respect to U.S.

Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA Certificates and three-month U.S. Treasury bills.

  Subject to policies adopted by the Board of Trustees, the Fund also may engage in transactions in other financial futures contracts, such as financial futures contracts on other municipal bond indices that may become available, if the Investment Adviser should determine that there is normally sufficient correlation between the prices of such financial futures contracts and the Florida Municipal Bonds and Municipal Bonds in which the Fund invests to make such hedging appropriate.

  Over-The-Counter Options. The Fund may engage in options and futures transactions on exchanges and in the over-the-counter markets ("OTC options"). In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with prices and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

  Restrictions on OTC Options. The Fund will engage in transactions in OTC options only with banks or dealers that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. Certain OTC options and assets used to cover OTC options written by the Fund may be considered to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that might otherwise be realized.

  Risk Factors in Options and Futures Transactions. Utilization of futures transactions involves the risk of imperfect correlation in movements in the price of financial futures contracts and movements in the price of the security that is the subject of the hedge. If the price of the financial futures contract moves more or less than the price of the security that is the subject of the hedge, the Fund will experience a gain or loss that will not be completely offset by movements in the price of such security. There is a risk of imperfect correlation where the securities underlying financial futures contracts have different maturities, ratings, geographic compositions or other characteristics than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index that serves as a basis for a financial futures contract. Finally, in the case of financial futures contracts on U.S. Government securities and options on such financial futures contracts, the anticipated correlation of price movements between the U.S. Government securities underlying the futures or options and Florida Municipal Bonds and Municipal Bonds may be adversely affected by economic, political, legislative or other developments that have a disparate impact on the respective markets for such securities.

  Under regulations of the Commodity Futures Trading Commission ("CFTC"), the futures trading activities described herein will not result in the Fund being deemed a "commodity pool," as defined under such regulations, provided that the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell financial futures contracts and options thereon (i) for bona fide hedging purposes, without regard to the percentage of the Fund's assets committed to margin and option premiums, and (ii) for non-hedging purposes if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and option premiums entered into for non-hedging purposes do not exceed 5% of the market value of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

  When the Fund purchases a financial futures contract, or writes a put option or purchases a call option thereon, it will maintain an amount of cash, cash equivalents (e.g., commercial paper and daily tender adjustable notes) or liquid securities in a segregated account with the Fund's custodian so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the financial futures contract, thereby ensuring that the use of such financial futures contract is unleveraged.

  Although certain risks are involved in options and futures transactions, the Investment Adviser believes that, because the Fund will engage in options and futures transactions only for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to certain risks frequently associated with speculation in options and futures transactions.

  The volume of trading in the exchange markets with respect to Florida Municipal Bond or Municipal Bond options may be limited, and it is impossible to predict the amount of trading interest that may exist in such options. In addition, there can be no assurance that viable exchange markets will continue to be available.

  The Fund intends to enter into options and futures transactions, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such options or futures. There can be no assurance, however, that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures transaction. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with which the Fund has an open position in an option or financial futures contract.

  The liquidity of a secondary market in a financial futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges that limit the amount of fluctuation in a financial futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days.

  If it is not possible to close a financial futures position entered into by the Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

  The successful use of these transactions also depends on the ability of the Investment Adviser to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent these rates remain stable during the period in which a financial futures contract is held by the Fund or move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction. Furthermore, the Fund will only engage in hedging transactions from time to time and may not necessarily be engaged in hedging transactions when movements in interest rates occur.

                 RISKS AND SPECIAL CONSIDERATIONS OF LEVERAGE

EFFECTS OF LEVERAGE

  Within approximately three months after the completion of the offering of shares of Common Shares, the Fund intends to offer shares of preferred shares representing approximately 40% of the Fund's capital immediately after the issuance of such preferred shares. There can be no assurance, however, that preferred shares representing such percentage of the Fund's capital will actually be issued. The issuance of the preferred shares will result in the leveraging of the Common Shares. Although the terms of the preferred shares offering will be determined by the Fund's Board of Trustees, it is anticipated that the preferred shares will pay dividends that will be adjusted over either relatively short-term periods (generally seven to 28 days) or medium-term periods (up to five years) and that the dividend rate will be based upon prevailing interest rates for debt obligations of comparable maturity. The proceeds of the preferred shares offering will be invested in longer-term obligations in accordance with the Fund's investment objective. Issuance and ongoing expenses of the preferred shares will be borne by the Fund and will reduce the net asset value of the Common Shares. Additionally, under certain circumstances, when the Fund is required to allocate taxable income to holders of preferred shares, it is anticipated that the terms of the preferred shares will require the Fund to make an additional distribution to such holders in an amount approximately equal to the tax liability resulting from such allocation and such additional distribution (such amount, an "Additional Distribution"). Because under normal market conditions, obligations with longer maturities produce higher yields than short-term and medium-term obligations, the Investment Adviser believes that the spread inherent in the difference between the short-term and medium-term rates (and any Additional Distribution) paid by the Fund as dividends on the preferred shares and the longer-term rates received by the Fund will provide holders of Common Shares with a potentially higher yield.

  Utilization of leverage, however, involves certain risks to the holders of Common Shares. For example, issuance of the preferred shares may result in higher volatility of the net asset value of the Common Shares and potentially more volatility in the market value of the Common Shares. In addition, fluctuations in the short-term and medium-term dividend rates on, and the amount of taxable income allocable to, the preferred shares will affect the yield to holders of Common Shares. So long as the Fund, taking into account the costs associated with the preferred shares and the Fund's operating expenses, is able to realize a higher net return on its investment portfolio than the then current dividend rate (and any Additional Distribution) of the preferred shares, the effect of leverage will be to cause holders of Common Shares to realize a higher current rate of return than if the Fund were not leveraged. Similarly, since a pro rata portion of the Fund's net realized capital gains on its investment assets are generally payable to holders of Common Shares if net capital gains are realized by the Fund, the effect of leverage will be to increase the amount of such gains distributed to holders of Common Shares. However, short-term, medium-term and long-term interest rates change from time to time as does their relationship to each other (i.e., the slope of the yield curve) depending upon such factors as supply and demand forces, monetary and tax policies and investor expectations. Changes in any or all of such factors could cause the relationship between short-term, medium-term and long-term rates to change (i.e., to flatten or to invert the slope of the yield curve) so that short-term and medium-term rates may substantially increase relative to the long-term obligations in which the Fund may be invested. To the extent that the current dividend rate (and any Additional Distribution) on the preferred shares approaches the net return on the Fund's investment portfolio, the benefit of leverage to holders of Common Shares will be reduced, and if the current dividend rate (and any Additional Distribution) on the preferred shares were to exceed the net return on the Fund's portfolio, the Fund's leveraged capital structure would result in a lower rate of return to holders of Common Shares than if the Fund were not leveraged. Similarly, since both the cost associated with the issuance of preferred shares and any decline in the value of the

Fund's investments (including investments purchased with the proceeds from any preferred share offering) will be borne entirely by holders of Common Shares, the effect of leverage in a declining market would result in a greater decrease in net asset value to holders of Common Shares than if the Fund were not leveraged.

  In an extreme case, a decline in net asset value could affect the Fund's ability to pay dividends on the Common Shares. Failure to make such dividend payments could adversely affect the Fund's qualification as a regulated investment company under the Code. See "Taxes." The Fund intends, however, to take all measures necessary to continue to make Common Shares dividend payments. If the Fund's current investment income were not sufficient to meet dividend requirements on either the Common Shares or the preferred shares, it could be necessary for the Fund to liquidate certain of its investments. In addition, the Fund will have the authority to redeem the preferred shares for any reason and may redeem all or part of the preferred shares if (i) it anticipates that the Fund's leveraged capital structure will result in a lower rate of return for any significant amount of time to holders of the Common Shares than that obtainable if the Common Shares were unleveraged, (ii) the asset coverage for the preferred shares declines below 200% either as a result of a decline in the value of the Fund's portfolio investments or as a result of the repurchase of Common Shares in tender offers, or (iii) in order to maintain the asset coverage guidelines established by the NRSROs that have rated the preferred shares. Redemption of the preferred shares or insufficient investment income to make dividend payments, may reduce the net asset value of the Common Shares and require the Fund to liquidate a portion of its investments at a time when it may be disadvantageous, in the absence of such extraordinary circumstances, to do so.

  Assuming the utilization of leverage by the issuance of preferred shares that pays dividends at a rate that generally will be adjusted every 28 days in an amount representing approximately 40% of the Fund's capital at an annual dividend rate of 3.50% payable on such preferred shares based on market rates as of the date of this Prospectus, the annual return that the Fund's portfolio must experience (net of expenses) in order to cover such dividend payments would be 1.00%.

  The following table is designed to illustrate the effect on the return to a holder of the Fund's Common Shares of the leverage obtained by the issuance of preferred shares representing approximately 40% of the Fund's capital, assuming hypothetical annual returns on the Fund's portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to shareholders when portfolio return is positive and decreases the return when the portfolio return is negative. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

   Assumed Portfolio Return
    (net of expenses)................................... (10)% (5)%  0 %  5% 10%
   Corresponding Common Shares Return................... (15)% (8)% (1)%  6% 13%

  Leveraging of the Common Shares cannot be fully achieved until preferred shares are issued and the proceeds of the offering of preferred shares have been invested in long-term Florida Municipal Bonds and Municipal Bonds.

PORTFOLIO MANAGEMENT AND OTHER CONSIDERATIONS

  In the event of an increase in short-term or medium-term rates or other change in market conditions to the point where the Fund's leverage could adversely affect holders of Common Shares as noted above, or in anticipation of such changes, the Fund may attempt to shorten the average maturity of its investment portfolio, which would tend to offset the negative impact of leverage on holders of Common Shares. The Fund also may attempt to reduce the degree to which it is leveraged by redeeming preferred shares pursuant to the provisions of the Fund's Certificate of Designation establishing the rights and preferences of the preferred shares or otherwise purchasing preferred shares. Purchases and redemptions of preferred shares, whether on the open market or in negotiated transactions, are subject to limitations under the 1940 Act. If market conditions subsequently change, the Fund may sell previously unissued preferred shares or preferred shares that the Fund previously issued but later repurchased or redeemed.

  The Fund intends to apply for ratings of the preferred shares from one or more NRSROs. In order to obtain these ratings, the Fund may be required to maintain portfolio holdings meeting specified guidelines of such organizations. These guidelines may impose asset coverage requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these guidelines will impede the Investment Adviser from managing the Fund's portfolio in accordance with the Fund's investment objective and policies. Ratings on preferred shares issued by the Fund should not be confused with ratings on obligations held by the Fund.

  Under the 1940 Act, the Fund is not permitted to issue preferred shares unless, immediately after such issuance, the net asset value of the Fund's portfolio is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price of the outstanding preferred shares plus any accumulated and unpaid dividends thereon and any accumulated and unpaid Additional Distribution). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or distribution) is at least 200% of such liquidation value. Under the Fund's proposed capital structure, assuming the sale of preferred shares representing approximately 40% of the Fund's capital, the net asset value of the Fund's portfolio is expected to be approximately 250% of the liquidation value of the Fund's preferred shares. To the extent possible, the Fund intends to purchase or redeem preferred shares from time to time to maintain coverage of preferred shares of at least 200%.

                            INVESTMENT RESTRICTIONS

  The following are fundamental investment restrictions of the Fund and, prior to issuance of the preferred shares, may not be changed without the approval of the holders of a majority of the Fund's outstanding Common Shares (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the Common Shares represented at a meeting at which more than 50% of the outstanding Common Shares are represented or (ii) more than 50% of the outstanding shares). Subsequent to the issuance of the preferred shares, the following investment restrictions may not be changed without the approval of a majority of the outstanding Common Shares and of the outstanding preferred shares, voting together as a class, and the approval of a majority of the outstanding preferred shares, voting separately as a class. The Fund may not:

    1. Make investments for the purpose of exercising control or management.

    2. Purchase or sell real estate, commodities or commodity contracts; provided that the Fund may invest in securities secured by real estate or interests therein or issued by entities that invest in real estate or interest therein, and the Fund may purchase and sell financial futures contracts and options thereon.

    3. Issue senior securities or borrow money except as permitted by Section 18 of the 1940 Act.

    4. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

    5. Make loans to other persons, except that the Fund may purchase Florida Municipal Bonds, Municipal Bonds and other debt securities and enter into repurchase agreements in accordance with its investment objective, policies and limitations.

    6. Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided that, for purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry.

Additional investment restrictions adopted by the Fund, which may be changed by the Board of Trustees without shareholder approval, provide that the Fund may not:

    a. Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law. Applicable law currently prohibits the Fund from purchasing the securities of other investment companies except if immediately thereafter not more than (i) 3% of the total outstanding voting shares of such company is owned by the Fund, (ii) 5% of the Fund's total assets, taken at market value, would be invested in any one such company, (iii) 10% of the Fund's total assets, taken at market value, would be invested in such securities, and (iv) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding shares of any one closed-end investment company.

    b. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction
  (3) above or except as may be necessary in connection with transactions in financial futures contracts and options thereon.

    c. Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

    d. Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except that the Fund may write, purchase and sell options and futures on Florida Municipal Bonds, Municipal Bonds, U.S. Government obligations and related indices or otherwise in connection with bona fide hedging activities and may purchase and sell Call Rights to require mandatory tender for the purchase of related Florida Municipal Bonds and Municipal Bonds.

  If a percentage restriction on investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

  The Investment Adviser of the Fund and Merrill Lynch are owned and controlled by ML & Co. Because of the affiliation of Merrill Lynch with the Investment Adviser, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the 1940 Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. An exemptive order has been obtained that permits the Fund to effect principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities subject to conditions set forth in such order. The Fund may consider in the future requesting an order permitting other principal transactions with Merrill Lynch, but there can be no assurance that such application will be made and, if made, that such order would be granted.

                             TRUSTEES AND OFFICERS

  Information about the Trustees, executive officers and the portfolio managers of the Fund, including their ages and their principal occupations during the last five years is set forth below. Unless otherwise noted, the address of each Trustee, executive officer and the portfolio manager is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

  Arthur Zeikel (65)--President and Trustee (1)(2)--Chairman of the Investment Adviser (which term, as used herein, includes its corporate predecessors) and MLAM (which term, as used herein, includes its corporate predecessors) since 1997; President of the Investment Adviser from 1977 to 1997; President of MLAM from 1977 to 1997; President and Director of Princeton Services, Inc. ("Princeton Services") from 1993 to 1997; Executive Vice President of ML & Co. since 1990.

  Ronald W. Forbes (57)--Trustee (2)--1400 Washington Avenue, Albany, New York 12222. Professor of Finance, School of Business, State University of New York at Albany, since 1989.

  Cynthia A. Montgomery (45)--Trustee (2)--Harvard Business School, Soldiers Field Road, Boston, Massachusetts 02163. Professor, Harvard Business School since 1989; Associate Professor, J.L. Kellogg Graduate School of Management, Northwestern University from 1985 to 1989; Assistant Professor, Graduate School of Business Administration, The University of Michigan from 1979 to 1985; Director, UNUM Corporation since 1990 and Director of Newell Co. since 1995.

  Charles C. Reilly (66)--Trustee (2)--9 Hampton Harbor Road, Hampton Bays, New York 11946. Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, The University of Pennsylvania, from 1989 to 1990; Partner, Small Cities Cable Television since 1986.

  Kevin A. Ryan (65)--Trustee (2)--127 Commonwealth Avenue, Chestnut Hill, Massachusetts 02167. Founder and current Director of The Boston University Center for the Advancement of Ethics and Character; Professor of Education at Boston University since 1982; formerly taught on the faculties of The University of Chicago, Stanford University and Ohio State University.

  Richard R. West (59)--Trustee (2)--Box 604, Genoa, Nevada 89411. Professor of Finance since 1984 and Dean from 1984 to 1993, and currently Dean Emeritus of New York University, Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc. (financial printers), Vornado, Inc. (real estate holding company) and Alexander's Inc. (real estate company).

  Terry K. Glenn (57)--Executive Vice President (1)(2)--Executive Vice President of the Investment Adviser and MLAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of Merrill Lynch Funds Distributor, Inc. ("MLFD") since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

  Vincent R. Giordano (53)--Senior Vice President (1)(2)--Senior Vice President of the Investment Adviser and MLAM since 1984; Senior Vice President of Princeton Services since 1993.

  Donald C. Burke (37)--Vice President (1)(2)--First Vice President of MLAM since 1997; Vice President of MLAM from 1990 to 1997 and Director of Taxation of MLAM since 1990.

  Kenneth A. Jacob (46)--Vice President (1)(2)--First Vice President of MLAM since 1997; Vice President of MLAM from 1984 to 1997.

  Robert A. DiMella, CFA (31)--Vice President and Portfolio Manager (1)(2)-- Vice President of MLAM since 1997; Assistant Vice President of MLAM from 1995 to 1997; Assistant Portfolio Manager of MLAM from 1993 to 1995; Assistant Portfolio Manager with Prudential Investment Advisers from 1992 to 1993.

  Gerald M. Richard (48)--Treasurer (1)(2)--Senior Vice President and Treasurer of the Investment Adviser and MLAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Vice President of MLFD since 1981 and Treasurer since 1984.

  Patrick D. Sweeney (43)--Secretary (1)(2)--First Vice President of MLAM since 1997; Vice President of MLAM from 1990 to 1997.
--------
(1) Interested person, as defined in the 1940 Act, of the Fund.
(2) Such Trustee or officer is a director, trustee or officer of one or more additional investment companies for which the Investment Adviser or its affiliate, MLAM, acts as investment adviser or manager.

  In the event that the Fund issues preferred shares, in connection with the election of the Fund's Trustees, holders of shares of preferred shares, voting as a separate class, will be entitled to elect two of the Fund's Trustees, and the remaining Trustees will be elected by all holders of capital shares, voting as a single class. See "Description of Capital Shares."

COMPENSATION OF TRUSTEES

  The Fund pays each Trustee not affiliated with the Investment Adviser an annual fee of $2,000 per year plus $400 per meeting attended, together with such Trustee's actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays members of its Audit Committee, which consists of all of the Trustees not affiliated with the Investment Adviser, an annual fee of $900. The Chairman of the Audit Committee receives an additional fee of $1,000 per year.

  The following table sets forth compensation to be paid by the Fund to the non-affiliated Trustees projected through the end of the Fund's first full fiscal year and for the calendar year ended December 31, 1996 the aggregate compensation paid by all investment companies advised by the Investment Adviser and its affiliate, MLAM ("FAM/MLAM Advised Funds"), to the non-affiliated Trustees.

                                                              TOTAL COMPENSATION
                                              PENSION OR        FROM FUND AND
                              AGGREGATE   RETIREMENT BENEFITS  FAM/MLAM ADVISED
                             COMPENSATION ACCRUED AS PART OF    FUNDS PAID TO
NAME OF TRUSTEE               FROM FUND      FUND EXPENSE          TRUSTEES
---------------              ------------ ------------------- ------------------
Ronald W. Forbes (1)........    $2,650           None              $142,500
Cynthia A. Montgomery (1)...    $2,650           None              $142,500
Charles C. Reilly (1).......    $3,150           None              $293,833
Kevin A. Ryan (1)...........    $2,650           None              $142,500
Richard R. West (1).........    $2,650           None              $269,833

--------

(1) In addition to the Fund, the Trustees serve on the boards of other FAM/MLAM Advised Funds as follows: Mr. Forbes (29 registered investment companies consisting of 42 portfolios); Ms. Montgomery (29 registered investment companies consisting of 42 portfolios); Mr. Reilly (47 registered investment companies consisting of 60 portfolios); Mr. Ryan (29 registered investment companies consisting of 42 portfolios); and Mr. West (48 registered investment companies consisting of 70 portfolios).

                INVESTMENT ADVISORY AND MANAGEMENT ARRANGEMENTS

  The Investment Adviser is an affiliate of MLAM and is owned and controlled by ML & Co., a financial services holding company. The Investment Adviser will provide the Fund with investment advisory and management services. The Investment Adviser or MLAM acts as the investment adviser for over 140 other registered investment companies. The Investment Adviser also offers portfolio management and portfolio analysis services to individuals and institutions. As of November 30, 1997, the Investment Adviser and MLAM had a total of approximately $273.9 billion in investment company and other portfolio assets under management (approximately $34.1 billion of which were invested in municipal securities), including accounts of certain affiliates of the Investment Adviser. The principal business address of the Investment Adviser is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

  The Investment Advisory Agreement with the Investment Adviser (the "Investment Advisory Agreement") provides that, subject to the supervision of the Board of Trustees of the Fund, the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Trustees.

  The Investment Adviser provides the portfolio management for the Fund. Such portfolio management will consider analyses from various sources (including brokerage firms with which the Fund does business), make the necessary investment decisions, and place orders for transactions accordingly. The Investment Adviser will also be responsible for the performance of certain administrative and management services for the Fund. Robert A. DiMella is the portfolio manager for the Fund and is primarily responsible for the Fund's day-to-day management.

  For the services provided by the Investment Adviser under the Investment Advisory Agreement, the Fund will pay a monthly fee at an annual rate of .55 of 1% of the Fund's average weekly net assets (i.e., the average weekly value of the total assets of the Fund, including proceeds from the issuance of preferred shares, minus the sum of accrued liabilities of the Fund and accumulated dividends on the preferred shares). For purposes of this calculation, average weekly net assets are determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of a week with the net assets at the last business day of the prior week.

  The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the compensation of all Trustees of the Fund who are affiliated persons of the Investment Adviser or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, expenses for legal and auditing services, taxes, costs of printing proxies, listing fees, share certificates and shareholder reports, charges of the custodian and the transfer and dividend disbursing agent and registrar, fees and expenses with respect to the issuance of preferred shares, Securities and Exchange Commission fees, fees and expenses of unaffiliated Trustees, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund. Accounting services are provided to the Fund by the Investment Adviser, and the Fund reimburses the Investment Adviser for its costs in connection with such services.

  Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (a) by the Board of Trustees of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the 1940
Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

  Securities held by the Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Investment Adviser or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities by the Investment Adviser for the Fund or other funds for which it acts as investment adviser or for other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

CODE OF ETHICS

  The Board of Trustees of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that incorporates the Code of Ethics of the Investment Adviser (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Investment Adviser and, as described below, impose additional, more onerous, restrictions on Fund investment personnel.

  The Codes require that all employees of the Investment Adviser preclear any personal securities investment (with limited exceptions, such as U.S. Government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Codes provide for trading "blackout periods" that prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

                            PORTFOLIO TRANSACTIONS

  Subject to policies established by the Board of Trustees of the Fund, the Investment Adviser is primarily responsible for the execution of the Fund's portfolio transactions. In executing such transactions, the Investment Adviser seeks to obtain the best results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available.

  The Fund has no obligation to deal with any broker or dealer in the execution of transactions in portfolio securities. Subject to obtaining the best price and execution, securities firms that provided supplemental investment research to the Investment Adviser, including Merrill Lynch, may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement, and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information.

  The securities in which the Fund primarily will invest are traded in the over-the-counter markets, and the Fund intends to deal directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Under the 1940 Act, except as permitted by exemptive order, persons affiliated with the Fund are prohibited from dealing with the Fund as principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own account, the Fund will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions except that, pursuant to an exemptive order obtained by the Investment Adviser, the Fund may engage in principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities. See "Investment Restrictions." An affiliated person of the Fund may serve as its broker in over-the-counter transactions conducted on an agency basis.

  The Fund may also purchase tax-exempt debt instruments in individually negotiated transactions with the issuers. Because an active trading market may not exist for such securities, the prices that the Fund may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

PORTFOLIO TURNOVER

  Generally, the Fund does not purchase securities for short-term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other reasons appears advisable to the Investment Adviser. While it is not possible to predict turnover rates with any certainty, at present it is anticipated that the Fund's annual portfolio turnover rate, under normal circumstances after the Fund's portfolio is invested in accordance with its investment objective, will be less than 100%. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.

                          DIVIDENDS AND DISTRIBUTIONS

  The Fund intends to distribute all its net investment income. Dividends from such net investment income will be declared and paid monthly to holders of Common Shares. It is expected that the Fund will commence paying dividends to holders of Common Shares within approximately 90 days of the date of this Prospectus. From and after issuance of the preferred shares, monthly distributions to holders of Common Shares normally will consist of substantially all net investment income remaining after the payment of dividends (and any Additional Distribution) on the preferred shares. All net realized capital gains (including new categories of capital gains, as discussed below), if any, will be distributed pro rata at least annually to holders of Common Shares and any preferred shares. While any preferred shares are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Shares, unless at the time of such declaration, (i) all accumulated preferred share dividends, including any Additional Distribution, have been paid, and (ii) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price of the outstanding preferred shares plus any accumulated and unpaid dividends thereon and any accumulated but unpaid Additional Distribution). If the Fund's ability to make distributions on its Common Shares is limited, such limitation could under certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company, which would have adverse tax consequences for holders of Common Shares. See "Taxes."

  See "Automatic Dividend Reinvestment Plan" for information concerning the manner in which dividends and distributions to holders of Common Shares may be automatically reinvested in Common Shares of the Fund. Dividends and distributions may be taxable to shareholders under certain circumstances as discussed below, whether they are reinvested in shares of the Fund or received in cash.

                                     TAXES

GENERAL

  The Fund intends to elect and to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as it so qualifies, in any taxable year in which it distributes at least 90% of its taxable net income and 90% of its tax-exempt net income (see below), the Fund (but not its shareholders) will not be subject to Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Fund intends to distribute substantially all of such income.

  The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year-end, plus certain undistributed amounts from previous years. The required distributions, however, are based only on the taxable income of a RIC. The excise tax, therefore, generally will not apply to the tax-exempt income of a RIC, such as the Fund, that pays exempt-interest dividends.

  The Fund intends to qualify to pay "exempt-interest dividends" as defined in
Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations exempt from Federal income tax ("tax-exempt obligations") under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund shall be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof paid by the Fund that are attributable to interest on tax-exempt obligations and designated by the Fund as exempt-interest dividends in a written notice mailed to the Fund's shareholders within 60 days after the close of its taxable year. To the extent that the dividends distributed to the Fund's shareholders are derived from interest income exempt from tax under Code Section 103(a) and are properly designated as exempt-interest dividends, they will be excludable from a shareholder's gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person's Social Security and railroad retirement benefits subject to Federal income taxes. Each shareholder is advised to consult a tax adviser with respect to whether exempt-interest dividends retain the exclusion under Code
Section 103(a) if such shareholder would be treated as a "substantial user" or "related person" under Code Section 147(a) with respect to property financed with the proceeds of an issue of "industrial development bonds" or "private activity bonds," if any, held by the Fund.

  The Fund has applied for a ruling from the Florida Department of Revenue that shares of the Fund will be exempt from Florida intangible personal property tax in the following year, if, on the last business day of any calendar year, the Fund's assets consist solely of assets exempt from Florida intangible personal property tax ("asset requirement"). Although there is no assurance that the Florida Department of Revenue will issue a favorable ruling on this issue, the Florida Department of Revenue has previously issued similar rulings. The Florida Department of Revenue has the authority to revoke or modify a previously issued ruling; however, if a ruling is revoked or modified, the revocation or modification is prospective only. Prior to receipt of the ruling from the Florida Department of Revenue, the Fund will rely on an opinion of Florida counsel for the Fund, Holland & Knight LLP, stating that Fund shares will be exempt from Florida intangible personal property tax if the asset requirement is met. This opinion is based on existing Florida law and interpretive authority which could be changed at any time retroactively. While the opinion represents the best judgment of Holland & Knight LLP, the legal conclusions reached therein are not binding on the Florida Department of Revenue, and there is no assurance that the legal conclusions will not be challenged by the Department of Revenue or in judicial or administrative proceedings. Thus, under Florida counsel's opinion or if a favorable ruling is issued, and if the asset requirement is met, shares of the Fund owned by Florida residents will be exempt from Florida intangible personal property tax. Assets exempt from Florida intangible personal property tax include Florida Municipal Bonds, obligations of the United States Government or its agencies, and cash.

  The Fund may from time to time hold assets that are not exempt from Florida intangible personal property tax. It is possible that the Fund may not be able to fully dispose of all of its assets subject to Florida intangible personal property tax by the last business day of the calendar year. This would subject shares of the Fund to Florida intangible personal property tax. If shares of the Fund are subject to Florida intangible personal property tax because the asset requirement is not met, only that portion of the value of Fund shares equal to the portion of the net asset value of the Fund that is attributable to obligations of the United States Government will be exempt from taxation. The Fund will attempt to monitor its portfolio so that on the last business day of each calendar year the Fund's assets consist solely of assets exempt from Florida intangible personal property tax.

  Dividends paid by the Fund to individuals who are Florida residents are not subject to personal income taxation by Florida, because Florida does not impose a personal income tax. Distributions of investment income and capital gains by the Fund will be subject to Florida corporate income taxes, state taxes in states other than Florida and local taxes in cities other than those in Florida. Shareholders not subject to taxation by Florida do not benefit from the fact that shares of the Fund will be exempt from the Florida intangible personal property tax. Interest on indebtedness incurred or continued to purchase or carry fund shares is not deductible for Federal income tax purposes to the extent attributable to exempt-interest dividends.

  To the extent that the Fund's distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses ("ordinary income dividends"), such distributions will be considered taxable ordinary income for Federal income tax purposes. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities or from certain transactions in futures or options ("capital gain dividends") are taxable as long-term capital gains for Federal income tax purposes, regardless of the length of time the shareholder has owned Fund shares. Recent legislation creates additional categories of capital gains taxable at different rates. Generally not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any exempt-interest dividends, ordinary income dividends or capital gain dividends, as well as the amount of capital gain dividends in the different categories of capital gain referred to above. Distributions by the Fund, whether from exempt-income, ordinary income or capital gains, will not be eligible for the dividends received deduction allowed to corporations under the Code.

  All or a portion of the Fund's gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. If the Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

  The Internal Revenue Service (the "Service") has taken the position in a revenue ruling that if a RIC has two classes of shares, it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including exempt-interest income and net long-term capital gains (including the additional categories of capital gains, discussed above). A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the RIC during such year that was paid to such class. Consequently, when both Common Shares and preferred shares are outstanding, the Fund intends to designate distributions made to the classes as consisting of particular types of income in accordance with the classes' proportionate shares of such income. Thus, the Fund will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends between the holders of Common Shares and preferred shares in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law. Capital gain dividends (including the additional categories of capital gains, discussed above) will similarly be allocated between the two classes in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law. When capital gain or other taxable income is allocated to holders of preferred shares pursuant to the allocation rules described above, the terms of the preferred shares may require the Fund to make an additional distribution to or otherwise compensate such holders for the tax liability resulting from such allocation.

  The Code subjects interest received on certain otherwise tax-exempt securities to an alternative minimum tax. The alternative minimum tax will apply to interest received on certain "private activity bonds" issued after August 7, 1986. Private activity bonds are bonds that, although tax-exempt, are used for purposes other than those generally performed by governmental units and that benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference" that could subject certain investors in such bonds, including shareholders of the Fund, to an increased alternative minimum tax. The Fund intends to purchase such "private activity bonds" and will report to shareholders within 60 days after its taxable year-end the portion of its dividends declared during the year that constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to an alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings," which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by the Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay an alternative minimum tax on exempt-interest dividends paid by the Fund.

  The Fund may invest in instruments the return on which includes nontraditional features such as indexed principal or interest payments ("nontraditional instruments"). These instruments may be subject to special tax rules under which the Fund may be required to accrue and distribute income before amounts due under the obligations are paid. In addition, it is possible that all or a portion of the interest payments on such nontraditional instruments could be recharacterized as taxable ordinary income.

  If at any time when preferred shares are outstanding the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to holders of Common Shares until the asset coverage is restored. See "Dividends and Distributions." This may prevent the Fund from distributing at least 90% of its net investment income and may, therefore, jeopardize the Fund's qualification for taxation as a RIC. Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund, in its sole discretion, may redeem preferred shares in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a RIC. There can be no assurance, however, that any such action would achieve such objectives.

  As noted above, the Fund must distribute annually at least 90% of its net taxable and tax-exempt interest income. A distribution will only be counted for this purpose if it qualifies for the dividends paid deduction under the Code. Some types of preferred shares that the Fund currently contemplates issuing may raise an issue as to whether distributions on such preferred shares are "preferential" under the Code and, therefore, not eligible for the dividends paid deduction. The Fund intends to issue preferred shares that counsel advises will not result in the payment of a preferential dividend and may seek a private letter ruling from the Service to that effect. If the Fund ultimately relies solely on a legal opinion when it issues such preferred shares, there is no assurance that the Service would agree that dividends on the preferred shares are not preferential. If the Service successfully disallowed the dividends paid deduction for dividends on the preferred shares, the Fund could be disqualified as a RIC. In this case, dividends on the Common Shares would not be exempt from Federal income taxes. Additionally, the Fund would be subject to the alternative minimum tax.

  The value of shares acquired pursuant to the Fund's dividend reinvestment plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the dividend reinvestment plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all of the shareholders, including shareholders who do not participate in the dividend reinvestment plan. Thus, shareholders who do not participate in the dividend reinvestment plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

  Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

  Under certain Code provisions, some taxpayers may be subject to 31% withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

  The Code provides that every shareholder required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including the Fund) during the taxable year.

TAX TREATMENT OF OPTIONS AND FUTURES TRANSACTIONS

  The Fund may purchase or sell municipal bond index financial futures contracts and interest rate financial futures contracts on U.S. Government securities. The Fund may also purchase and write call and put options on such financial futures contracts. In general, unless an election is available to the Fund or an exception applies, such options and financial futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or financial futures contract will be treated as sold for its fair market value on the last day of the taxable year, and any gain or loss attributable to
Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.

  Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's sales of securities and transactions in financial futures contracts and related options. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in financial futures contracts or the related options.

FLORIDA TAXATION OF THE FUND

  If the Fund does not have a taxable nexus to Florida, such as through the location within the state of the Fund's activities or those of the Investment Adviser, under present Florida law, the Fund is not subject to Florida corporate income taxation. Additionally, if the Fund's assets do not have a taxable situs in Florida on January 1 of each calendar year, the Fund will not be subject to Florida intangible personal property tax. If the Fund has a taxable nexus to Florida or the Fund's assets have a taxable situs in Florida, the Fund will be subject to Florida taxation.

                               ----------------

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations and Florida tax laws presently in effect. For the complete provisions, reference should be made to the pertinent Code sections, the Treasury Regulations promulgated thereunder and Florida tax laws. The Code and the Treasury Regulations, as well as the Florida tax laws, are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

  Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, state, local or foreign taxes.

                     AUTOMATIC DIVIDEND REINVESTMENT PLAN

  Pursuant to the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), unless a holder of Common Shares otherwise elects, all dividend and capital gains distributions will be automatically reinvested by The Bank of New York, as agent for shareholders in administering the Plan (the "Plan Agent"), in additional Common Shares of the Fund. Holders of Common Shares who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by The Bank of New York, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination or resumption will be effective with respect to any subsequently declared dividend or distribution.

  Whenever the Fund declares an income dividend or a capital gains distribution (collectively, referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in Common Shares. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund ("newly issued shares") or (ii) by purchase of outstanding Common Shares on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per share of the Common Shares is equal to or less than the market price per Common Shares plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Shares to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. Prior to the time the Common Shares commence trading on the New York Stock Exchange, participants in the Plan will receive any dividends in newly issued shares.

  In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a Common Share exceeds the net asset value per share, the average per share purchase prices paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

  The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

  In the case of shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

  There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

  The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "Taxes."

  Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value. See "Taxes" for a discussion of tax consequences of the Plan.

  Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

  All correspondence concerning the Plan should be directed to the Plan Agent at 101 Barclay Street, New York, New York 10286.

                         MUTUAL FUND INVESTMENT OPTION

  Purchasers of Common Shares of the Fund through Merrill Lynch in this offering will have an investment option consisting of the right to reinvest the net proceeds from a sale of such shares (the "Original Shares") in Class D initial sales charge shares of certain Merrill Lynch-sponsored open-end mutual funds ("Eligible Class D Shares") at their net asset value, without the imposition of the initial sales charge, if the conditions set forth below are satisfied. First, the sale of the Original Shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class D Shares. Second, the Original Shares must have been either acquired in this offering or be shares representing reinvested dividends from Common Shares acquired in this offering. Third, the Original Shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option. Class D shares of the mutual funds are subject to an account maintenance fee at an annual rate of up to 0.25% of the average daily net asset value of such mutual fund. The Eligible Class D Shares may be redeemed at any time at the next determined net asset value, subject in certain cases to a redemption fee. Prior to the time the Common Shares commence trading on the New York Stock Exchange, the distributor for the mutual funds will advise Merrill Lynch Financial Consultants as to those mutual funds that offer the investment option described above.

                                NET ASSET VALUE

  Net asset value per Common Share is determined as of 15 minutes after the close of business on the New York Stock Exchange (generally, 4:00 p.m., New York time) on the last business day in each week. For purposes of determining the net asset value of a Common Share, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding preferred shares is divided by the total number of Common Shares outstanding at such time. Expenses, including the fees payable to the Investment Adviser, are accrued daily.

  The Florida Municipal Bonds and Municipal Bonds in which the Fund invests are traded primarily in the over-the-counter markets. In determining net asset value, the Fund utilizes the valuations of portfolio securities furnished by a pricing service approved by the Board of Trustees. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. Florida Municipal Bonds and Municipal Bonds for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees. The Board of Trustees has determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities. Positions in futures contracts are valued at closing prices for such contracts established by the exchange on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods determined in good faith by the Board of Trustees.

  It is the intention of the Investment Adviser, subject to guidelines established by the Board of Trustees of the Fund, to hold insured Florida Municipal Bonds and Municipal Bonds in the Fund's portfolio that are in default, or in significant risk of default, in the payment of principal or interest until the default has been cured or the principal and interest are paid by the issuer or the insurer. In accordance with such guidelines, the Investment Adviser will consider the following factors in determining the effective value of insured Florida Municipal Bonds and Municipal Bonds in the Fund's portfolio that are in default, or in significant risk of default, in the payment of principal or interest: (i) the market value of the bonds; (ii) the market value of securities of similar issuers whose securities carry similar interest rates; and (iii) the value of insurance guaranteeing interest and principal payments. Absent unusual or unforeseen circumstances, the value ascribed to the insurance feature of the bonds would be the difference between the market value of the bonds and the market value of securities of a similar nature that are not in default or significant risk of default.

  The Fund determines and makes available for publication the net asset value of its Common Shares weekly. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in debt securities are published in Barron's, the Monday edition of The Wall Street Journal, and the Monday and Saturday editions of The New York Times.

                         DESCRIPTION OF CAPITAL SHARES

  The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.10 per share. The Board of Trustees may authorize separate classes of shares together with such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption as may be determined from time to time by the Trustees. Pursuant to such authority, the Trustees have authorized the issuance of an unlimited number of Common Shares together with preferred shares. Within approximately three months after completion of the offering of the Common Shares described herein, the Fund intends to offer preferred shares representing approximately 40% of the Fund's capital immediately after the issuance of such preferred shares. There is no assurance that such preferred shares will be issued.

  The Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Fund contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders is remote.

  The Declaration of Trust further provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to any shareholder, nor is any Trustee, officer, employee of agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of their duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

COMMON SHARES

  Common Shares, when issued and outstanding, will be fully paid and non-assessable. Shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shareholders are entitled to one vote for each share held.

  So long as any shares of the Fund's preferred shares are outstanding, holders of Common Shares will not be entitled to receive any net income of or other distributions from the Fund unless all accumulated dividends on preferred shares have been paid and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to such distributions. See "Preferred Shares" below.

  The Fund will send unaudited reports at least semi-annually and audited annual financial statements to all of its shareholders.

  The Investment Adviser provided the initial capital for the Fund by purchasing 6,667 Common Shares of the Fund for $100,005. As of the date of this Prospectus, the Investment Adviser owned 100% of the outstanding Common Shares of the Fund. The Investment Adviser may be deemed to control the Fund until such time as it owns less than 25% of the outstanding shares of the Fund.

PREFERRED SHARES

  It is anticipated that the Fund's preferred shares will be issued in one or more series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the holders of Common Shares. Under the 1940 Act, the Fund is permitted to have outstanding more than one series of preferred stock so long as no single series has a priority over another series as to the distribution of assets of the Fund or the payment of dividends. Holders of Common Shares have no preemptive right to purchase any preferred shares that might be issued. It is anticipated that the net asset value per the preferred shares will equal its original purchase price per share plus accumulated dividends per share.

  The Fund's Board of Trustees has declared its intention to authorize an offering of preferred shares (representing approximately 40% of the Fund's capital immediately after the issuance of such preferred shares) within approximately three months after completion of the offering of Common Shares, subject to market conditions and to the Board's continuing to believe that leveraging the Fund's capital structure through the issuance of preferred shares is likely to achieve the benefits to the holders of Common Shares described in the Prospectus. Although the terms of the preferred shares, including its dividend rate, voting rights, liquidation preference and redemption provisions will be determined by the Board of Trustees (subject to applicable law and the Fund's Declaration of Trust), the initial series of preferred shares will be structured to carry either a relatively short-term dividend rate, in which case periodic redetermination of the dividend rate will be made at relatively short intervals (generally seven or 28 days), or a medium-term dividend rate, in which case periodic redetermination of the dividend rate will be made at intervals of up to five years. In either case, such redetermination of the dividend rate will be made through an auction or remarketing procedure. Additionally, under certain circumstances, when the Fund is required to allocate taxable income to holders of the preferred shares, it is anticipated that the terms of the preferred shares will require the Fund to make an Additional Distribution (as defined in "Special Leverage Considerations and Risks--Effects of Leverage") to such holders. The Board also has indicated that it is likely that the liquidation preference, voting rights and redemption provisions of the preferred shares will be as stated below. The Fund's Declaration of Trust, as amended, together with any Certificate of Designation, is referred to below as the "Charter."

  Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of preferred shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus an amount equal to accumulated and unpaid dividends whether or not earned or declared and any accumulated and unpaid Additional Distribution) before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred shareholders will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any other corporation or corporations or a sale of all or substantially all of the assets of the Fund will not be deemed to be a liquidation, dissolution or winding up of the Fund.

  Voting Rights. Except as otherwise indicated in this Prospectus and except as otherwise required by applicable law, holders of preferred shares will have equal voting rights with holders of Common Shares (one vote per share) and will vote together with holders of Common Shares as a single class.

  In connection with the election of the Fund's trustees, holders of preferred shares, voting as a separate class, will be entitled to elect two of the Fund's trustees, and the remaining trustees will be elected by all holders of capital shares, voting as a single class. So long as any preferred shares are outstanding, the Fund will have not less than five trustees. If at any time dividends on the Fund's preferred shares shall be unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding preferred shares, voting as a separate class, will be entitled to elect a majority of the Fund's trustees until all dividends in default have been paid or declared and set apart for payment.

  The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, will be required to (i) authorize, create or issue any class or series of shares ranking prior to any series of preferred shares with respect to payment of dividends or the distribution of assets on liquidation or (ii) amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Charter of holders of preferred shares.

  Redemption Provisions. It is anticipated that preferred shares will generally be redeemable at the option of the Fund at a price equal to their liquidation preference plus accumulated but unpaid dividends to the date of redemption plus, under certain circumstances, a redemption premium. Preferred shares will also be subject to mandatory redemption at a price equal to their liquidation preference plus accumulated but unpaid dividends to the date of redemption upon the occurrence of certain specified events, such as the failure of the Fund to maintain asset coverage requirements for the preferred shares specified by the rating agencies that issue ratings on the preferred shares.

CERTAIN PROVISIONS OF THE DECLARATION OF TRUST

  The Fund's Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. A trustee may be removed from office with or without cause, but only by vote of the holders of at least 66 2/3% of the votes entitled to be voted on the matter. A trustee elected by all the holders of capital shares may be removed only by action of such holders, and a trustee elected by the holders of preferred shares may be removed only by action of such holders.

  In addition, the Declaration of Trust requires the favorable vote of the holders of at least 66 2/3% of the Fund's capital shares then entitled to be voted, voting as a single class, to approve, adopt or authorize the following:

    (i) a merger or consolidation or statutory share exchange of the Fund with other corporations,

    (ii) a sale of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), or

    (iii) a liquidation or dissolution of the Fund, unless such action has been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of Trustees fixed in accordance with the by-laws, in which case the affirmative vote of a majority of the Fund's capital shares is required. Following the proposed issuance of the preferred shares, it is anticipated that the approval, adoption or authorization of the foregoing would also require the favorable vote of a majority of the Fund's preferred shares then entitled to be voted, voting as a separate class.

  In addition, conversion of the Fund to an open-end investment company would require an amendment to the Fund's Declaration of Trust. The amendment would have to be declared advisable by the Board of Trustees prior to its submission to shareholders. Such an amendment would require the favorable vote of the holders of at least 66 2/3% of the Fund's outstanding capital shares (including any preferred shares) entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by two-thirds of the total number of Trustees fixed in accordance with the by-laws), and, assuming preferred shares are issued, the affirmative vote of a majority of outstanding preferred shares of the Fund, voting as a separate class. Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the shareholders. Shareholders of an open-end investment company may require the company to redeem their common shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. All redemptions will be made in cash. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the Common Shares would no longer be listed on a stock exchange.

  Conversion to an open-end investment company would also require redemption of all outstanding preferred shares and would require changes in certain of the Fund's investment policies and restrictions, such as those relating to the issuance of senior securities, the borrowing of money and the purchase of illiquid securities.

  The Board of Trustees has determined that the 66 2/3% voting requirements described above, which are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interests of shareholders generally. Reference should be made to the Charter on file with the Securities and Exchange Commission for the full text of these provisions.

                                   CUSTODIAN

  The Fund's securities and cash are held under a custodial agreement with The Bank of New York, 90 Washington Street, New York, New York 10286.

                                 UNDERWRITING

  Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter") has agreed, subject to the terms and conditions of a Purchase Agreement with the Fund and the Investment Adviser, to purchase 6,700,000 Common Shares from the Fund. The Underwriter is committed to purchase all of such shares if any are purchased.

  The Underwriter has advised the Fund that it proposes initially to offer the Common Shares to the public at the public offering price set forth on the cover page of this Prospectus. There is no sales charge or underwriting discount charged to investors on purchases of Common Shares in the offering. The Investment Adviser or an affiliate has agreed to pay the Underwriter from its own assets a commission in connection with the sale of Common Shares in
the offering in the amount of $   per share. Such payment is equal to   % of
the initial public offering price per share. The Underwriter also has advised the Fund that from this amount the Underwriter may pay a concession to certain
dealers not in excess of $   per share on sales by such dealers. After the
initial public offering, the public offering price and other selling terms may be changed. Investors must pay for Common Shares purchased in the offering on or before January , 1998.

  The Fund has granted the Underwriter an option, exercisable for 45 days after the date hereof, to purchase up to 1,005,000 additional Common Shares to cover over-allotments, if any, at the initial offering price.

  The Underwriter may engage in certain transactions that stabilize the price of the Common Shares. Such transactions consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of the Common Shares.

  If the Underwriter creates a short position in the Common Shares in connection with the offering, i.e., if it sells more Common Shares than are set forth on the cover page of this Prospectus, the Underwriter may reduce that short position by purchasing Common Shares in the open market. The Underwriter also may elect to reduce any short position by exercising all or part of the over-allotment option described above.

  The Underwriter also may impose a penalty bid on certain selling group members. This means that if the Underwriter purchases Common Shares in the open market to reduce the Underwriter's short position or to stabilize the price of the Common Shares, it may reclaim the amount of the selling concession from the selling group members who sold those Common Shares as part of the offering.

  In general, purchases of a security for the purpose of stabilization or to reduce a short position could cause the price of the security to be higher than it might be in the absence of such purchases. The imposition of a penalty bid might also have an effect on the price of a security to the extent that it were to discourage resales of the security.

  Neither the Fund nor the Underwriter makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the shares of Common Stock. In addition, neither the Fund nor the Underwriter makes any representation that the Underwriter will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

  Prior to this offering, there has been no public market for the Common Shares. Application will be made to list the Fund's Common Shares on the New York Stock Exchange. However, during an initial period which is not expected to exceed two weeks from the date of this Prospectus, the Fund's Common Shares will not be listed on any securities exchange. Additionally, during such period, the Underwriter does not intend to make a market in the Fund's Common Shares, although a limited market may develop. Consequently, it is anticipated that an investment in the Fund will be illiquid during such period. In order to meet the requirements for listing, the Underwriter has undertaken to sell lots of 100 or more shares to a minimum of 2,000 beneficial owners.

  The Fund anticipates that the Underwriter may from time to time act as a broker in connection with the execution of its portfolio transactions. The Fund has obtained an exemptive order permitting it to engage in certain principal transactions with the Underwriter involving high quality, short-term, tax-exempt securities subject to certain conditions. See "Investment Restrictions" and "Portfolio Transactions."

  The Underwriter is an affiliate of the Investment Adviser of the Fund.

  The Fund and the Investment Adviser have agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933.

            TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

  The transfer agent, dividend disbursing agent and registrar for the Common Shares of the Fund will be The Bank of New York, 101 Barclay Street, New York, New York 10286.

                                LEGAL OPINIONS

  Certain legal matters in connection with the Common Shares offered hereby will be passed upon for the Fund and the Underwriter by Brown & Wood llp, New York, New York. Brown & Wood llp will rely as to matters of Massachusetts law on the opinion of Bingham Dana LLP, Boston, Massachusetts. Certain information under the caption "Taxes" relating to matters of Florida law will be passed upon for the Fund and the Underwriter by Holland & Knight LLP, Tampa, Florida.

                                    EXPERTS

  The statement of assets, liabilities and capital of the Fund included in
this Prospectus has been so included in reliance on the report of          ,
independent auditors, and on their authority as experts in auditing and accounting. The selection of independent auditors is subject to ratification by shareholders of the Fund.

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholder of MuniHoldings Florida Insured Fund
 II:

  We have audited the accompanying statement of assets, liabilities and
capital of MuniHoldings Florida Insured Fund II as of      , 1998. This
financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards required that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, such statement of assets, liabilities and capital presents fairly, in all material respects, the financial position of MuniHoldings
Florida Insured Fund II as of      , 1998 in conformity with generally
accepted accounting principles.

                     MUNIHOLDINGS FLORIDA INSURED FUND II

                 STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                                     , 1998

ASSETS
  Cash................................................................ $100,005
  Deferred organization expenses and offering costs (Note 1)..........
                                                                       --------
    Total assets......................................................
                                                                       --------
LIABILITIES
  Accrued expenses (Note 1)...........................................
                                                                       --------
NET ASSETS............................................................ $100,005
                                                                       ========
CAPITAL
  Common Shares, par value $.10 per share; unlimited shares
   authorized; 6,667 shares issued and outstanding (Note 1)........... $    667
  Paid-in Capital in excess of par....................................   99,338
                                                                       --------
  Total Capital-Equivalent to $15.00 net asset value per common share
   (Note 1)........................................................... $100,005
                                                                       ========

             NOTES TO STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

NOTE 1. ORGANIZATION

  The Fund was organized under the laws of the Commonwealth of Massachusetts on November 17, 1997 as a closed-end, non-diversified management investment company and has had no operations other than the sale to Fund Asset Management, L.P. (the "Investment Adviser") of an aggregate of 6,667 shares
for $100,005 on            , 1998. The General Partner of the Investment
Adviser is an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc.

  Deferred organization costs will be amortized on a straight-line basis over a five-year period beginning with the commencement of operations of the Fund. Direct costs relating to the public offering of the Fund's shares will be charged to capital at the time of issuance of shares.

NOTE 2. MANAGEMENT ARRANGEMENTS

  The Fund has engaged the Investment Adviser to provide investment advisory and management services to the Fund. The Investment Adviser will receive a monthly fee for advisory services, at an annual rate equal to .55 of 1% of the average weekly net assets of the Fund.

NOTE 3. FEDERAL INCOME TAXES

  The Fund intends to qualify as a "regulated investment company" and as such (and by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended) will not be subject to Federal income tax on taxable income (including realized capital gains) that is distributed to shareholders.

                                  APPENDIX I

                   ECONOMIC AND OTHER CONDITIONS IN FLORIDA

  The following information is a brief summary of factors affecting the economy of the State of Florida (the "State") and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based upon one or more publicly available offering statements relating to debt offerings of the State; however, it has not been updated nor will it be updated during the year. The Fund has not independently verified the information.

  Throughout the 1980s, the State's unemployment rate has, generally, tracked below that of the nation. In the nineties, the trend was reversed, until 1995 and 1996, when the State's unemployment rate again tracked below the national average. The State's unemployment rate is projected to be 5.3% in 1996-97 and 1997-98. The average rate of unemployment for both the State and the nation, coincidentally, since 1987 is 6.2%. (The projections set forth in this Appendix were obtained from a report, prepared by the Revenue and Economic Analysis Unit of the Executive Office of the Governor for the State of Florida, contained within a recent official statement, dated August 4, 1997, for a State of Florida debt offering.)

  Personal income in the State has grown at a strong pace and has generally outperformed both the nation as a whole and the Southeast in particular. From 1985 through 1995, the State's per capita income rose an average 5.0% per year, while the national per capita income increased an average of 4.9%. Real personal income in Florida is estimated to increase 4.7% in both 1996-97 and 1997-98 while real personal income per capita is projected to grow at 2.3% in 1996-97 and 2.4% in 1997-98.

  The structure of Florida's income differs from that of the nation and the southeast. Because Florida has a proportionally greater retirement age population, property income (dividends, interest, and rent) and transfer payments (social security and pension benefits, among other sources of income) are a relatively more important source of income. For example, Florida's employment income in 1995 represented 60.6% of total personal income, while the nation's share of total personal income in the form of wages and salaries and other labor benefits was 70.8%. Florida's income is dependent upon transfer payments controlled by the federal government.

  The State's strong population growth is one fundamental reason why its economy has typically performed better than the nation as a whole. In 1980, the State was ranked seventh among the 50 states with a population of 9.7 million people. The State has grown dramatically since then and as of April 1, 1996 ranked fourth with an estimated population of 14.4 million. For the years 1987 through 1996, the State's average annual rate of population increase has been approximately 2.3% as compared to an approximately 1.0% for the nation as a whole. While annual growth in the State's population is expected to decline somewhat, it is still expected to grow close to 230,000 new residents per year throughout the 1990s.

  Tourism is one of the State's most important industries. 42.9 million people visited the State in 1995, according to the Florida Department of Commerce. Tourism arrivals are expected to increase by 3.1% this fiscal year and 4.7% next year. By the end of the fiscal year, 42.7 million domestic and international tourists are expected to have visited the State. In 1997-98, tourist arrivals should approximate 44.7 million. Florida tourism appears to be recovering from the effects of negative publicity regarding crime against tourists in the state. Factors such as "product maturity" of a Florida vacation package, higher prices, and more aggressive marketing by competing vacation destinations, could contribute to a tourism slowdown.

  Florida's dependency on the highly cyclical construction and construction-related manufacturing sectors has declined. For example, total contract construction employment as a share of total non-farm employment was a little over 5% in 1996. Florida, nevertheless, has had a dynamic construction industry, with single and multi-family housing starts accounting for approximately 8.1% of total U.S. housing starts, while the State's population was 5.5% of the nation's population in 1996. Total housing starts were 118,400 in 1996. A driving force behind Florida's construction industry is its rapid growth in population. In Florida, single and multi-family housing starts in 1996-97 are projected to reach a combined level of 116,100, while increasing 115,500 next year. Multi-family starts have been slow to recover, but are showing stronger growth now and should maintain a level of nearly 30,300 in 1996-97 and 30,900 in 1997-98. Total construction expenditures are forecasted to increase 7.6% in this year and increase 3.1% next year. This represents a slower pace of growth than what was originally projected.

  Financial operations of the State covering all receipts and expenditures are maintained through the use of four funds--the General Revenue Fund, Trust Funds, the Working Capital Fund, and beginning in fiscal year 1994-95, the Budget Stabilization Fund. In fiscal year 1995-96, the State derived approximately 66% of its total direct revenues to these funds from State taxes and fees. Federal funds and other special revenues accounted for the remaining revenues. Major sources of tax revenues to the General Revenue Fund are the sales and use tax, corporate income tax, intangible personal property tax, and beverage tax, which amounted to 69%, 7%, 4% and 4%, respectively, of total General Revenue Funds available. State expenditures are categorized for budget and appropriation purposes by type of fund and spending unit, which are further subdivided by line item. In fiscal year 1995-96, expenditures from the General Revenue Fund for education, health and welfare, and public safety amounted to approximately 51%, 31% and 14%, respectively, of total General Revenues.

  The Sales and Use Tax is the greatest single source of tax receipts in the State. For the State fiscal year ended June 30, 1996, receipts from this source were $11,461 million, an increase of 7.4% from fiscal year 1994-95. The second largest source of State tax receipts is the Motor Fuel Tax. The estimated collections from this source during the fiscal year ending June 30, 1996, were $1,923.0 million. Alcoholic beverage tax revenues totalled $441.5 million for the State fiscal year ending June 30, 1996, an increase of $4.2 million from the previous year. The receipts of corporate income tax for the fiscal year ended June 30, 1996 were $1,162.7 million, an increase of 9.3% from fiscal year 1994-95. Gross Receipt tax collections for fiscal year 1995-96 totalled $543.3 million, an increase of 6.9% over the previous fiscal year. Documentary stamp tax collections totalled $775.2 million during fiscal year 1995-96, posting an 11.5% increase from the previous fiscal year. The intangible personal property tax is a tax on stocks, bonds, notes, governmental leaseholds, certain limited partnership interests, mortgages and other obligations secured by liens on Florida realty, and other intangible personal property. Total collections from intangible personal property taxes were $895.9 million during the fiscal year ending June 30, 1996, a 9.5% increase from the previous fiscal year. Severance taxes totalled $77.2 million during fiscal year 1995-96, up 26.1% from the previous fiscal year. In November 1986, the voters of the State approved a constitutional amendment to allow the State to operate a lottery. Fiscal year 1995-96 produced ticket sales of $2.07 billion of which education received approximately $788.1 million.

  For fiscal year 1997-98 the estimated General Revenue plus Working Capital and Budget Stabilization funds available total $17,553.9 million, a 5.6% increase over 1996-97. The $16,321.6 million in estimated revenues represent a 4.8% increase over the analogous figure in 1996. With combined General Revenue, Working Capital Fund and Budget Stabilization Fund appropriations at $16,716.5 million, unencumbered reserves at the end of 1997-98 are estimated at $837.4 million.

  The State Constitution does not permit a state or local personal income tax. An amendment to the State Constitution by the electors of the State would be required in order to impose a personal income tax in the State.

  Property valuations for homestead property are subject to a growth cap. Growth in the just (market) value of property qualifying for the homestead exemption is limited to 3% or the change in the Consumer Price Index, whichever is less. If the property changes ownership or homestead status, it is to be re-valued at full just value on the next tax roll. Although the impact of the growth cap cannot be determined, it may have the effect of causing local government units in the State to rely more on non-ad valorem tax revenues to meet operating expenses and other requirements normally funded with ad valorem tax revenues.

  An amendment to the State Constitution was approved by statewide ballot in the November 8, 1994 general election which is commonly referred to as the "Limitation on State Revenues Amendment." This amendment provides that State revenues collected for any fiscal year shall be limited to State revenues allowed under the amendment for the prior fiscal year plus an adjustment for growth. Growth is defined as an amount equal to the average annual rate of growth in State personal income over the most recent twenty quarters times the State revenues allowed under the amendment for the prior fiscal year. State revenues collected for any fiscal year in excess of this limitation are required to be transferred to the Budget Stabilization Fund until the fund reaches the maximum balance specified in Section 19(g) of Article III of the State Constitution, and thereafter is required to be refunded to taxpayers as provided by general law. The limitation on State revenues imposed by the amendment may be increased by the Legislature, by a two-thirds vote of each house.

  The term "State revenues," as used in the amendment, means taxes, fees, licenses, and charges for services imposed by the Legislature on individuals, businesses, or agencies outside State government. However, the term "State revenues" does not include: (i) revenues that are necessary to meet the requirements set forth in documents authorizing the issuance of Bonds by the State; (ii) revenues that are used to provide matching funds for the federal Medicaid program with the exception of the revenues used to support the Public Medical Assistance Trust Fund or its successor program and with the exception of State matching funds used to fund elective expansions made after July 1, 1994; (iii) proceeds from the State lottery returned as prizes; (iv) receipts of the Florida Hurricane Catastrophe Fund; (v) balances carried forward from prior fiscal years; (vi) taxes, licenses, fees and charges for services imposed by local, regional, or school district governing bodies; or (vii) revenue from taxes, licenses, fees and charges for services required to be imposed by any amendment or revision to the State Constitution after July 1, 1994. The amendment took effect on January 1, 1995 and is applicable to State fiscal year 1995-96.

  It should be noted that many of the provisions of the amendment are ambiguous, and likely will not be clarified until State courts have ruled on their meanings. Further, it is unclear how the Legislature will implement the language of the amendment and whether such implementing legislation will itself be the subject of court interpretation.

  The Fund cannot predict the impact of the amendment on State finances. To the extent local governments traditionally receive revenues from the State which are subject to, and limited by, the amendment, the future distribution of such State revenues may be adversely affected by the amendment.

  Hurricanes continue to endanger the coastal and interior portions of Florida. Substantial damage resulted from Hurricane Andrew in 1992. The 1995 hurricane season also experienced a record number of tropical storms and hurricanes which caused substantial damage. During 1996 hurricane season and thus far during 1997 hurricane season the State has suffered considerably less damage than in 1995.

  According to the Florida General Purposes Financial Statements for fiscal year ended June 30, 1996 as of June 30, 1996, the State had a high bond rating from Moody's Investors Service, Inc. (Aa), Standard & Poor's Ratings Services
(AA) and Fitch Investors Service, Inc. (AA) on all of its general obligation bonds. Outstanding general obligation bonds at June 30, 1996 totalled almost $7.4 billion and were issued to finance capital outlay for educational projects of both local school districts, community colleges and state universities, environmental protection and highway construction. The State has issued over $805 billion of general obligation bonds since July 1, 1996.

  Due to investments in certain derivatives, Escambia County, Florida in 1994 sustained notable losses which may in the future affect their operations. As reported in the local press, several lawsuits have resulted regarding such investments.

  In late October, 1996, the Florida Auditor General notified the Governor's office that seventeen municipalities or special districts are in a state of financial emergency (including the Orlando-Orange County Expressway Authority and the Pinellas Suncoast Transit Authority) and that another twenty-five municipalities or special districts might be in a state of financial emergency (including the City of Miami). For these purposes, a state of emergency is considered two consecutive years of budget deficits. Municipalities or special districts that may be in a state of financial emergency are those that the Auditor General was unable to conclude had sufficient revenues to cover their deficits. The operations of all these entities mentioned in the Auditor General's communication may be adversely affected by their financial condition.

                                  APPENDIX II

                          RATINGS OF MUNICIPAL BONDS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ("MOODY'S") MUNICIPAL BOND RATINGS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C
     Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

  Short-term Notes: The four ratings of Moody's for short-term notes are MIG 1/VMIG 1, MIG 2/VMIG 2, MIG 3/VMIG 3, and MIG 4/VMIG 4; MIG 1/VMIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2/VMIG 2 denotes "high quality" with "ample margins of protection"; MIG 3/VMIG 3 instruments are of "favorable quality . . . but . . . lacking the undeniable strength of the preceding grades"; MIG 4/VMIG 4 instruments are of "adequate quality. . . [p]rotection commonly regarded as required of an investment security is present . . . there is specific risk."

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

  Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes to the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  Issuers rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF STANDARD & POOR'S RATINGS SERVICES ("STANDARD & POOR'S") MUNICIPAL DEBT RATINGS

  A Standard & Poor's municipal debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

  The debt rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

  The ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on circumstances.

  The ratings are based, in varying degrees, on the following considerations:

    I. Likelihood of payment--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

    II. Nature of and provisions of the obligation;

    III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to meet its financial commitment on the obligation is extremely strong.

AA Debt rated "AA" differs from the highest rated issues only in small degree. The Obligor's capacity to meet its financial commitment on the obligation is very strong.

A Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB Debt rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB   Debt rated "BB," "B," "CCC," "CC" and "C" are regarded as having
B    significant speculative characteristics. "BB" indicates the least
CCC  degree of speculation and "C" the highest degree of speculation. While
CC   such debt will likely have some quality and protective
C characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

     Debt rated "D" is in payment default. The "D" rating category is used
D when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

  Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

  A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest-quality obligations to "D" for the lowest. These categories are as follows:

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2
     Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3
     Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B
     Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired unless Standard & Poor's believes that such payments will be made during such grace period.

  A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

  A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

  --Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

  --Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

  Note rating symbols are as follows:

SP- Strong capacity to pay principal and interest. An issue determined to
1 possess a very strong capacity to pay debt service is given a plus (+) designation.

SP- Satisfactory capacity to pay principal and interest with some
2 vulnerability to adverse financial and economic changes over the term of the notes.

SP- Speculative capacity to pay principal and interest.
3
DESCRIPTION OF FITCH IBCA, INC.'S ("FITCH") INVESTMENT GRADE BOND RATINGS

  Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

  The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

  Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

  Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

  Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

  Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A
    Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory-credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR           indicates that Fitch does not rate the specific issue.

Conditional
             A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended
             A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn
             A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FitchAlert
             Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

  Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

DESCRIPTION OF FITCH'S SPECULATIVE GRADE BOND RATINGS

  Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

  The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

  Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C
             Bonds are in imminent default in payment of interest or principal.

DDD, DD, D
             Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

  Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD", "DD", or "D" categories.

DESCRIPTION OF FITCH'S SHORT-TERM RATINGS

  Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

  The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

  Fitch short-term ratings are as follows:

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D Default. Issues assigned this rating are in actual or imminent payment default.

LOC The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

                                 APPENDIX III

                              PORTFOLIO INSURANCE

  Set forth below is further information with respect to the insurance policies (the "Policies") that the Fund may obtain from several insurance companies with respect to insured Florida Municipal Bonds and Municipal Bonds held by the Fund. The Fund has no obligation to obtain any such Policies, and the terms of any Policies actually obtained may vary significantly from the terms discussed below.

  In determining eligibility for insurance, insurance companies will apply their own standards. These standards correspond generally to the standards such companies normally use in establishing the insurability of new issues of Florida Municipal Bonds and Municipal Bonds and are not necessarily the criteria that would be used in regard to the purchase of such bonds by the Fund. The Policies do not insure (i) municipal securities ineligible for insurance and (ii) municipal securities no longer owned by the Fund.

  The Policies do not guarantee the market value of the insured Florida Municipal Bonds and Municipal Bonds or the value of the shares of the Fund. In addition, if the provider of an original issuance insurance policy is unable to meet is obligations under such policy or if the rating assigned to the insurance claims-paying ability of any such insurer deteriorates, the insurance company will not have any obligation to insure any issue held by the Fund that is adversely affected by either of the above described events. In addition to the payment of premiums, the Policies may require that the Fund notify the insurance company as to all Florida Municipal Bonds and Municipal Bonds in the Fund's portfolio and permit the insurance company to audit their records. The insurance premiums will be payable monthly by the Fund in accordance with a premium schedule to be furnished by the insurance company at the time the Policies are issued. Premiums are based upon the amounts covered and the composition of the portfolio.

  The insurance companies used by the Fund will have insurance claims-paying ability ratings of AAA from Standard & Poor's Ratings Services ("S&P") or Fitch IBCA, Inc. ("Fitch") or Aaa from Moody's Investors Service, Inc. ("Moody's").

  An S&P insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with the terms. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by S&P or Fitch. Capacity to honor insurance contracts is considered by S&P and Fitch to be extremely strong and highly likely to remain so over a long period of time. A Moody's insurance claims-paying ability rating is an opinion of the ability of an insurance company to repay punctually senior policyholder obligations and claims. An insurer with an insurance claims-paying ability rating of Aaa is considered by Moody's to be of the best quality. In the opinion of Moody's, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carry the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company's fundamentally strong position. A Fitch insurance claims-paying ability rating provides an assessment of an insurance company's financial strength and, therefore, its ability to pay policy and contract claims under the terms indicated. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by Fitch. The ability to pay claims is adjudged by Fitch to be extremely strong for insurance companies with this highest rating. In the opinion of Fitch, foreseeable business and economic risk factors should not have any material adverse impact on the ability of these insurers to pay claims. In Fitch's opinion, profitability, overall balance sheet strength, capitalization and liquidity are all at very secure levels and are unlikely to be affected by potential adverse underwriting, investment or cyclical events.

  An insurance claims-paying ability rating of S&P, Fitch or Moody's does not constitute an opinion on any specific contract in that such an opinion can only be rendered upon the review of the specific insurance contract. Furthermore, an insurance claims-paying ability rating does not take into account deductibles, surrender or cancellation penalties or the timeliness of payment; nor does it address the ability of a company to meet nonpolicy obligations (i.e., debt contracts).

  The assignment of ratings by S&P, Fitch or Moody's to debt issues that are fully or partially supported by insurance policies, contracts or guarantees is a separate process from the determination of claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

                                  APPENDIX IV

                    TAXABLE EQUIVALENT YIELDS FOR 1998

      TAXABLE INCOME*                             A TAX-EXEMPT YIELD OF
----------------------------              --------------------------------------
 SINGLE                      1998 FEDERAL
 RETURN      JOINT RETURN    TAX BRACKET  5.00% 5.50% 6.00% 6.50%  7.00%  7.50%
 ------    ----------------- ------------ ----- ----- ----- ------ ------ ------
                                              IS EQUAL TO A TAXABLE YIELD OF
$ 25,351-
 $ 61,400  $ 42,351-$102,300    28.00%    6.94% 7.64% 8.33%  9.03%  9.72% 10.42%
$ 61,401-
 $128,100  $102,301-$155,950    31.00%    7.25% 7.97% 8.70%  9.42% 10.14% 10.87%
$128,101-
 $278,450  $155,951-$278,450    36.00%    7.81% 8.59% 9.38% 10.16% 10.94% 11.72%
Over
 $278,450  Over $278,450        39.60%    8.28% 9.11% 9.93% 10.76% 11.59% 12.41%

--------
* Because Florida does not impose a personal income tax, this table reflects only the effect of exemption from Federal income tax. An investor's marginal tax rate may exceed the rates shown in the above table due to the reduction, or possible elimination, of the personal exemption deduction for high-income taxpayers and an overall limit on itemized deductions. Income also may be subject to certain state and local taxes. For investors who pay alternative minimum tax, tax-exempt yields may be equivalent to lower taxable yields than those shown above. The tax rates shown above do not apply to corporate taxpayers. The tax characteristics of the Fund are described more fully elsewhere in this Prospectus. Consult your tax adviser for further details. This chart is for illustrative purposes only and cannot be taken as an indication of anticipated Fund performance.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING OF ANY SECURITIES OTHER THAN THE REGISTERED SECURITIES TO WHICH IT RELATES OR AN OFFER TO ANY PERSON IN ANY STATE OR JURISDICTION OF THE UNITED STATES OR ANY COUNTRY WHERE SUCH OFFER WOULD BE UNLAWFUL.

                                ---------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Prospectus Summary.........................................................   3
Risk Factors and Special Considerations....................................   7
Fee Table..................................................................   9
The Fund...................................................................  10
Use of Proceeds............................................................  10
Investment Objective and Policies..........................................  10
Risks and Special Considerations of Leverage...............................  23
Investment Restrictions....................................................  25
Trustees and Officers......................................................  27
Investment Advisory and Management Arrangements............................  29
Portfolio Transactions.....................................................  30
Dividends and Distributions................................................  31
Taxes......................................................................  32
Automatic Dividend Reinvestment Plan.......................................  37
Mutual Fund Investment Option..............................................  39
Net Asset Value............................................................  39
Description of Capital Shares..............................................  40
Custodian..................................................................  43
Underwriting...............................................................  44
Transfer Agent, Dividend Disbursing Agent and Registrar....................  45
Legal Opinions.............................................................  45
Experts....................................................................  45
Independent Auditors' Report...............................................  46
Statement of Assets, Liabilities and Capital...............................  47
Appendix I.................................................................  48
Appendix II................................................................  52
Appendix III...............................................................  59
Appendix IV................................................................  61

                                ---------------

  UNTIL APRIL , 1998 (90 DAYS AFTER THE COMMENCEMENT OF THE OFFERING), ALL DEALERS EFFECTING TRANSACTIONS IN THE COMMON SHARES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS DELIVERY REQUIREMENT IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             6,700,000 SHARES

                      MUNIHOLDINGS FLORIDA INSURED FUND II

                                 COMMON SHARES

                                ---------------

                                   PROSPECTUS

                                ---------------

                              MERRILL LYNCH & CO.

                              JANUARY , 1998

                                                                 CODE 19002-0198

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                     PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

  (1) Financial Statements

    Report of Independent Auditors

    Statement of Assets, Liabilities and Capital as of      , 1998

  (2) Exhibits:

    (a)--Declaration of Trust(a)

    (b)--By-Laws(a)
    (c)--Not applicable

    (d)(1)--Portions of the Declaration of Trust and By-Laws of the Registrant defining the rights of holders of shares of the Registrant(b)

    (d)(2)--Form of specimen certificate for Common Shares of the Registrant

    (e)--Form of Automatic Dividend Reinvestment Plan
    (f)--Not applicable

    (g)--Form of Investment Advisory Agreement between the Fund and the Investment Adviser

    (h)(1)--Form of Purchase Agreement

    (h)(2)--Merrill Lynch Standard Dealer Agreement
    (i)--Not applicable
    (j)--Form of Custodian Contract between the Fund and*
    (k)--Form of Registrar, Transfer Agency and Service Agreement between the Fund and*
    (l)--Opinion and Consent of Brown & Wood llp*
    (m)--Not applicable

    (n)(1)--Opinion and Consent of Holland & Knight LLP
    (n)(2)--Consent of independent auditors for the Fund.*
    (o)--Not applicable
    (p)--Certificate of Fund Asset Management, L.P.*
    (q)--Not applicable
    (r)--Financial Data Schedule*
--------

(a) Filed on December 11, 1997 as an Exhibit to the Registrant's Registration Statement on Form N-2.

(b) Reference is made to Section 3.4, Article V, Article VI (sections 1, 2, 4, 5 and 7), Article VIII, Article IX and Article X of the Registrant's Declaration of Trust, filed as Exhibit (a) to this Registration Statement; and to Article II, Article III (sections 1, 2, 3, 5 and 17), Article VI,
    Article VII, Article XII, Article XIII and Article XIV of the Registrant's By-Laws, filed as Exhibit (b) to this Registration Statement.
*  To be filed by amendment.

ITEM 25. MARKETING ARRANGEMENTS.

  See Exhibits (h)(1) and (h)(2).

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

  The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

   Registration fees..................................................... $  *
   New York Stock Exchange listing fee...................................    *
   Printing (other than share certificates)..............................    *
   Engraving and printing share certificates.............................    *
   Legal fees and expenses...............................................    *
   Accounting fees and expenses..........................................    *
   NASD fees.............................................................    *
   Miscellaneous.........................................................    *
                                                                          -----
     Total............................................................... $  *
                                                                          =====

--------
* To be provided by amendment.

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  The information in the Prospectus under the caption "Investment Advisory and Management Arrangements" and in Note 1 to the Statement of Assets, Liabilities and Capital is incorporated herein by reference.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES.

  There will be one record holder of the Common Shares, par value $0.10 per share, as of the effective date of this Registration Statement.

ITEM 29. INDEMNIFICATION.

  Section 5.3 of the Registrant's Declaration of Trust provides as follows:

    "The Trust shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification."

  The Registrant's By-Laws provide that insofar as the conditional advancing of indemnification moneys pursuant to Section 5.3 of the Declaration of Trust for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined he is entitled to receive from the Registrant by reason of indemnification; and
(iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

  In Section 8 of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933 (the "1933 Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act") may be provided to trustees, officers and controlling persons of the Fund, pursuant to the foregoing provisions or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a trustee, officer or controlling person of the Fund in connection with any successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

  Reference is made to Section Six of the Purchase Agreement, a form of which will be filed as Exhibit (h)(1) hereto, for provisions relating to the indemnification of the underwriter.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

  Fund Asset Management, L.P. (the "Investment Adviser") acts as investment adviser for the following open-end registered investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc., and The Municipal Fund Accumulation Program, Inc., and for the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund,

Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Florida Insured Fund II, MuniHoldings New York Insured Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc., Taurus MuniCalifornia Holdings, Inc., Taurus MuniNewYork Holdings, Inc. and Worldwide DollarVest Fund, Inc.

  Merrill Lynch Asset Management, L.P. ("MLAM"), an affiliate of the Investment Adviser, acts as the investment adviser for the following open-end registered investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Holdings, Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Index Funds, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc. and Hotchkis and Wiley Funds (advised by Hotchkis and Wiley, a division of MLAM); and for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc. MLAM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisory Trust.

  The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Intermediate Government Bond Fund is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2646. The address of the Investment Adviser, MLAM, Merrill Lynch Funds Distributor, Inc. (the "Distributor"), Princeton Services, Inc. ("Princeton Services") and Princeton Administrators, L.P. also is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML & Co.") is North Tower, World Financial Center, 250 Vesey Street, New York, New York 10281-1213.

  Set forth below is a list of each executive officer and partner of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged for the past two years for his or her or its own account or in the capacity of director, officer, employee, partner or trustee. In addition, Mr. Zeikel is President, Mr. Richard is Treasurer and Mr. Glenn is Executive Vice President of all or substantially all of the investment companies described in the preceding paragraphs and also hold the same positions with all or substantially all of the investment companies advised by MLAM as they do with those advised by the Investment Adviser. Messrs. Giordano, Harvey, Kirstein and Monagle are directors or officers of one or more of such companies.

                                  POSITIONS WITH            OTHER SUBSTANTIAL BUSINESS, PROFESSION,
          NAME                  INVESTMENT ADVISER                   VOCATION OR EMPLOYMENT
          ----                  ------------------          ---------------------------------------
 ML & Co. ............. Limited Partner                     Financial Services Holding
                                                            Company; Limited Partner of
                                                            MLAM
 Princeton Services.... General Partner                     General Partner of MLAM
 Arthur Zeikel......... Chairman (since December 10, 1997)  Chairman (since December 10,
                         President (prior to December 10,   1997) and President (prior to
                         1997)                              December 10, 1997) of MLAM;
                                                            President and Director of
                                                            Princeton Services; Director of
                                                            MLFDS; Executive Vice President
                                                            of ML & Co.
 Jeffrey M. Peek....... President (since December 10, 1997) President (since December 10,
                                                            1997) of MLAM; President and
                                                            Director (since December 10,
                                                            1997) of MLFDS; Executive Vice
                                                            President of ML & Co.
 Terry K. Glenn........ Executive Vice President            Executive Vice President of
                                                            MLAM; Executive Vice President
                                                            and Director of Princeton
                                                            Services; President and
                                                            Director of MLFD; Director of
                                                            MLFDS; President of Princeton
                                                            Administrators, L.P.
 Linda L. Federici..... Senior Vice President               Senior Vice President of MLAM;
                                                            Senior Vice President of
                                                            Princeton Services
 Vincent R. Giordano... Senior Vice President               Senior Vice President of MLAM;
                                                            Senior Vice President of
                                                            Princeton Services
 Elizabeth A. Griffin.. Senior Vice President               Senior Vice President of MLAM;
                                                            Senior Vice President of
                                                            Princeton Services
 Norman R. Harvey...... Senior Vice President               Senior Vice President of MLAM;
                                                            Senior Vice President of
                                                            Princeton Services
 Michael J.             Senior Vice President               Senior Vice President of MLAM;
  Hennewinkel..........                                     Senior Vice President of
                                                            Princeton Services
 Philip L. Kirstein.... Senior Vice President,              Senior Vice President, General
                         General Counsel and                Counsel and Secretary of MLAM;
                         Secretary                          Senior Vice President, General
                                                            Counsel, Secretary and Director
                                                            of Princeton Services
 Ronald M. Kloss....... Senior Vice President               Senior Vice President and
                         and Controller                     Controller of MLAM; Senior Vice
                                                            President and Controller of
                                                            Princeton Services
 Debra Landsman-Yaros.. Senior Vice President               Senior Vice President of MLAM;
                                                            Senior Vice President of
                                                            Princeton Services; Vice
                                                            President of MLFD

                            POSITIONS WITH         OTHER SUBSTANTIAL BUSINESS, PROFESSION,
          NAME            INVESTMENT ADVISER               VOCATION OR EMPLOYMENT
          ----            ------------------       ---------------------------------------
 Stephen M. M. Miller.. Senior Vice President   Executive Vice President of Princeton
                                                Administrators, L.P.; Senior Vice President
                                                of Princeton Services
 Joseph T. Monagle,     Senior Vice President   Senior Vice President of MLAM; Senior Vice
  Jr...................                         President of Princeton Services
 Michael L. Quinn...... Senior Vice President   Senior Vice President of MLAM; Senior Vice
                                                President of Princeton Services; Managing
                                                Director and First Vice President of Merrill
                                                Lynch, Pierce, Fenner & Smith Incorporated
                                                from 1989 to 1995
 Richard L. Reller..... Senior Vice President   Senior Vice President of MLAM; Senior Vice
                                                President of Princeton Services; Director of
                                                MLFD
 Gerald M. Richard..... Senior Vice President   Senior Vice President and Treasurer of MLAM;
                         and Treasurer          Senior Vice President and Treasurer of
                                                Princeton Services; Vice President and
                                                Treasurer of MLFD
 Gregory D. Upah....... Senior Vice President   Senior Vice President of MLAM; Senior Vice
                                                President of Princeton Services
 Ronald L. Welburn..... Senior Vice President   Senior Vice President of MLAM; Senior Vice
                                                President of Princeton Services

ITEM 31. LOCATION OF ACCOUNT AND RECORDS.

  All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of the registrant (800 Scudders Mill Road, Plainsboro, New Jersey 08536), its investment adviser (800 Scudders Mill Road, Plainsboro, New Jersey 08536), and its custodian and transfer agent.

ITEM 32. MANAGEMENT SERVICES.

  Not applicable.

ITEM 33. UNDERTAKINGS.

  (a) Registrant undertakes to suspend the offering of the Common Shares covered hereby until it amends its Prospectus contained herein if (1) subsequent to the effective date of this Registration Statement, its net asset value per Common Share declines more than 10% from its net asset value per Common Share as of the effective date of this Registration Statement, or (2) its net asset value per Common Share increases to an amount greater than its net proceeds as stated in the Prospectus contained herein.

  (b) Registrant undertakes that:

    (1) For purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the registrant pursuant to Rule 497(h) under the 1933 Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

    (2) For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 6th day of January 1998.

                                          MUNIHOLDINGS FLORIDA INSURED FUND II
                                           (Registrant)



                                                  /s/ Terry K. Glenn
                                          By__________________________________
                                              (TERRY K. GLENN, EXECUTIVE VICE
                                                      PRESIDENT)


  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

             SIGNATURES                        TITLE                 DATE


       /s/ Arthur Zeikel*                  President and
-------------------------------------   Trustee (Principal
           (ARTHUR ZEIKEL)              Executive Officer)


     /s/ Gerald M. Richard*            Treasurer (Principal
-------------------------------------      Financial and
         (GERALD M. RICHARD)            Accounting Officer)


     /s/ Ronald W. Forbes*                    Trustee
-------------------------------------
         (RONALD W. FORBES)


   /s/ Cynthia A. Montgomery*                 Trustee
-------------------------------------
       (CYNTHIA A. MONTGOMERY)


     /s/ Charles C. Reilly*                   Trustee
-------------------------------------
         (CHARLES C. REILLY)


       /s/ Kevin A. Ryan*                     Trustee
-------------------------------------
           (KEVIN A. RYAN)


      /s/ Richard R. West*                    Trustee
-------------------------------------
          (RICHARD R. WEST)


       /s/ Terry K. Glenn                                  January 6, 1998
*By: ________________________________
       (TERRY K. GLENN, ATTORNEY-IN-FACT)

                                 EXHIBIT INDEX

 EXHIBIT
 NUMBER  EXHIBIT NAME
 ------- ------------                                     ---
 (d)(2)  --Form of specimen certificate
 (e)     --Form of Automatic Dividend Reinvestment Plan
 (g)     --Form of Investment Advisory Agreement
 (h)(1)  --Form of Purchase Agreement
 (h)(2)  --Merrill Lynch Standard Dealer Agreement
 (n)(1)  --Opinion and Consent of Holland & Knight LLP